                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant   /X/



Filed by a Party other than the Registrant  / /

Check the appropriate box:





/x/      Preliminary Proxy Statement (Amendment No. 1)


/ /      Definitive Proxy Statement

/ /      Definitive Additional Materials

/ /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Chestnut Street Exchange Fund
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):




/x/      No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

/ /      Fee paid previously with preliminary materials:

/ /      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                          CHESTNUT STREET EXCHANGE FUND
                              400 BELLEVUE PARKWAY
                                    SUITE 100
                           WILMINGTON, DELAWARE 19809
                                 ---------------

                      NOTICE OF ANNUAL MEETING OF PARTNERS

                                 ---------------


                                                               November __, 1997

TO THE PARTNERS OF
CHESTNUT STREET EXCHANGE FUND:

         The Annual Meeting of Partners of CHESTNUT STREET EXCHANGE FUND (the "Fund") will be held on December 18, 1997 at 3:00 p.m. (Eastern time) in the Fourth Floor Conference Room, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware for the following purposes:

                  (1) To approve or disapprove an Amended and Restated Certificate and Agreement of Limited Partnership which would:

                           - Delete references to the Non-Managing General Partner and to partnership tax status;

                           - Remove the list of investment limitations from the Partnership Agreement (the limitations will remain applicable to the Fund under the requirements of the Investment Company Act of 1940);

                           - Simplify the prescribed procedures for transferring shares;


                           -       Remove provisions illustrating the
                                   anticipated timing and amount of
                                   distributions to Partners and other outdated references to the Fund's initial offering and capitalization; and



                           -       Make certain other non-material changes;


                  (2)      To elect five (5) Managing General Partners;


                  (3) To approve or disapprove a new Investment Advisory Agreement;



                  (4) To ratify the appointment by the Managing General Partners of Coopers & Lybrand L.L.P. as the Fund's independent accountants for its fiscal year ending
         December 31, 1997; and


                  (5) To transact such other business as may properly come before the meeting or any adjournment thereof.


         The subjects referred to above are discussed in detail in the Proxy Statement attached to this Notice. Each Partner is invited to attend the Annual Meeting of Partners in person. Partners of record at the close of business on November 3, 1997 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the meeting can be held and a maximum number of shares may be voted.


                                         MORGAN R. JONES
                                         Secretary


                    A POSTAGE PAID RETURN ENVELOPE IS ENCLOSED
                      FOR YOUR CONVENIENCE IN RETURNING YOUR
                          PROXY CARD AS SOON AS POSSIBLE

                          CHESTNUT STREET EXCHANGE FUND
                              400 BELLEVUE PARKWAY
                                    SUITE 100
                           WILMINGTON, DELAWARE 19809

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Managing General Partners of Chestnut Street Exchange Fund (the "Fund") for use at the Annual Meeting of Partners to be held in the Fourth Floor Conference Room, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware on December 18, 1997 at 3:00 p.m. (Eastern time), and at any adjournment thereof (the "Meeting").


         Any person giving a proxy may revoke it at any time prior to its use. Signed proxies received by the Fund in time for voting and not so revoked will be voted in accordance with the directions specified therein. The Managing General Partners recommend a vote FOR an Amended and Restated Certificate and Agreement of Limited Partnership, FOR the election of Managing General Partners as listed, FOR a new Investment Advisory Agreement, and FOR the ratification of Coopers & Lybrand L.L.P. as the Fund's independent accountants. If no specification is made, the proxy will be voted for the election of the Managing General Partners and FOR the matters listed.


         The Fund will bear all proxy solicitation costs. It is expected that the solicitation of proxies will be primarily by mail. The Fund's officers and transfer agent may also solicit proxies personally or by telephone or telefax. Any Partner giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

         Only Partners of record at the close of business on November 3, 1997 will be entitled to vote at the Meeting. Excluding units of partnership interest of the Fund owned of record by the Fund's Non-Managing General Partner, The Sandridge Corporation (which are not entitled to vote), on that date there were _____________ units of partnership interest ("Shares") outstanding and entitled to be voted at the Meeting. Partners of record, other than the Non-Managing General Partner, are entitled to one vote for each Share owned of record on the record date. Shares owned of record by the Non-Managing General Partner will not be counted for purposes of a quorum or any vote at the Meeting. This Proxy Statement, the accompanying Notice of Annual Meeting of Partners, and the enclosed proxy are being mailed on or about November __, 1997 to Partners of record on the record date.


         THE FUND HAS PREVIOUSLY FURNISHED TO PARTNERS ITS ANNUAL REPORT, CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, AND ITS SEMI-ANNUAL REPORT, CONTAINING UNAUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDED JUNE 30, 1997. REQUESTS FOR COPIES OF SUCH REPORTS, WHICH THE FUND WILL FURNISH TO PARTNERS WITHOUT CHARGE, SHOULD BE DIRECTED TO THE FUND'S TRANSFER AGENT, PFPC INC., P.O. BOX 8950, WILMINGTON DELAWARE 19889 OR TELEPHONE TOLL-FREE (800) 852-4750. THE SEMI-ANNUAL AND ANNUAL REPORTS ARE NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.



         There are four separate subjects to be considered by the Partners at the meeting: (1) the proposed Amended and Restated Certificate and Agreement of Limited Partnership (see p. 2), (2) the election of five Managing General Partners (see p. 6), (3) the proposed new Investment Advisory Agreement (see p.
10), and (4) the ratification of the selection of the independent auditors of the Fund (see p. 19). Each of these matters is discussed below.


1.       AMENDMENTS TO THE FUND'S RESTATED CERTIFICATE AND AGREEMENT OF LIMITED
                                   PARTNERSHIP


BACKGROUND


         The Fund is a California Limited Partnership which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment company. The Fund was formed in 1976, and since that time has been classified as a partnership for federal tax purposes. In 1976, the Fund obtained a ruling from the Internal Revenue Service that it would be classified as a partnership, subject to the condition that the Fund's General Partners maintain at all times in the aggregate an interest of at least 1% in the Fund. This condition was also incorporated into the Fund's Restated Certificate and Agreement of Limited Partnership (the "Partnership Agreement").

         To satisfy this condition, the Partnership Agreement provided for a Non-Managing General Partner. In addition, the Fund's Investment Advisory Agreement requires PNC Bank, N.A. ("PNC Bank") to provide the Fund with a Non-Managing General Partner and to pay the compensation of the Non-Managing General Partner. The Sandridge Corporation ("Sandridge") has served as the Non-Managing General Partner since inception, and has held at least 1% of the Fund's total shares outstanding throughout the period. To compensate the Non-Managing General Partner for its services to the Fund and the risk undertaken, PNC Bank agreed to pay Sandridge annually an amount equal to .1% of the Fund's average net assets.

         Effective on January 1, 1998 the need for a Non-Managing General Partner will be eliminated, because the Fund will be treated as a corporation for federal tax purposes. However, it will retain essentially the same pass-through tax treatment by electing regulated investment company tax status.


CHANGES TO BE MADE IN THE CURRENT STRUCTURE



         Federal tax legislation passed in 1987, which was directed at publicly traded partnerships such as the Fund, allowed partnership tax treatment for the Fund to continue only through 1997. While the Taxpayer Relief Act of 1997 made some changes in the rules applicable to publicly traded partnerships, it would not be beneficial for the Fund to elect to continue as a partnership after 1997. As a result, effective January 1, 1998, the Fund will no longer be treated as a partnership for tax purposes, and will instead elect to be taxed as a regulated investment company. As noted in the Fund's letter to Partners dated February 14, 1997, this will mean that essentially the same pass-through tax treatment of the Fund's income will continue. The Fund believes that there will be very little change in the operation of the Fund when it operates as a regulated investment company, and minor changes in the tax treatment of the Limited Partners. There will be a change in the Fund's policy with respect to the distribution of net capital gains that is intended to leave Partners in at least as favorable a tax position as they were under the previous policy. Partners who would like a copy of the letter to Partners outlining these changes should contact Edward J. Roach, Treasurer, Chestnut Street Exchange Fund, 400 Bellevue Parkway, Suite 100, Wilmington, Delaware 19809.



         Under the tax rules which will be in effect after January 1, 1998, it will no longer be necessary for the Fund to have a Non-Managing General Partner for tax purposes, and there is no requirement that there be such a position under the California Revised Limited Partnership Act. The effect of the elimination of the need for a Non-Managing General Partner, and consequently PNC Bank's responsibility to provide a Non-Managing General Partner, is to reduce the expenses of the advisers associated with the performance of their obligations under the Investment Advisory Agreement with the Fund by .1% per annum. The Managing General Partners are proposing to Partners at the meeting a new advisory agreement that will reduce the adviser's fee by the amount of the adviser's eliminated expense.



AMENDMENTS TO THE PARTNERSHIP AGREEMENT


         In connection with the review of the Partnership Agreement for the purpose of eliminating the references to the Non-Managing General Partner and to partnership tax status, the Managing General Partners decided that it would be desirable to submit to the Partners an Amended and Restated Partnership Agreement that would make additional changes designed essentially to modernize the Partnership Agreement and to eliminate matters that were applicable in 1976 but are no longer necessary. The proposed changes are grouped into three separate topics. The Managing General Partners recommend that the Amended and Restated Certificate and Agreement of Limited Partnership in the form attached hereto as Exhibit A be approved. The proposed changes are as follows:

         (1) to delete references to the Non-Managing General Partner and to partnership tax status;

         (2) to remove the listing of investment limitations from the Partnership Agreement (each will remain a fundamental policy under the Fund's Registration Statement as a registered investment company);

         (3) to eliminate as no longer necessary (a) the cumbersome procedures currently required for transferring shares in favor of simplified transfer provisions, (b) illustrations that were appropriate in 1976 of the anticipated timing and amounts of distributions to Partners (this change would leave intact the broad discretion of the Managing General Partners to make distributions), and (c) certain historic information relevant at the time of organization of the Fund and irrelevant now, and to make other conforming changes.

         The Partnership Agreement attached to this Proxy Statement as Exhibit A shows the additions and deletions that would be effected by the approval of this Proposal No. 1.

         DELETION OF REFERENCES TO THE NON-MANAGING GENERAL PARTNER AND TO PARTNERSHIP TAX STATUS.


         In light of the change to the Fund's tax status and the removal of the need to have a Non-Managing General Partner under federal tax law, the Managing General Partners concluded that it would be appropriate to delete references to the Fund's prior tax status and the requirement for a Non-Managing General Partner from the Partnership Agreement, and to seek to terminate the Non-Managing General Partner's services.


         The elimination of the need for a Non-Managing General Partner from the Partnership Agreement will enable the compensation arrangement between PNC Bank and Sandridge to be terminated. The Non-Managing General Partner has agreed to the termination of its status effective on the effective date of the proposed amendment to the Partnership Agreement, and to the conversion of its shares into limited partnership interests. As a limited partner, Sandridge would have the right to vote, and all rights of any other limited partner. (Currently, the Non-

Managing General Partner's shares are non-voting and subject to certain contractual rights which limit its ability to redeem shares.)

         REMOVAL OF INVESTMENT LIMITATIONS FROM THE PARTNERSHIP
         AGREEMENT.

         The Managing General Partners also recommend approval of changes which would remove Section 2.4 of the Partnership Agreement (which recites the Fund's investment limitations). Such provisions are not required to be included in the Partnership Agreement by California limited partnership or any other law, and each of the policies is and will continue to be a "fundamental policy" of the Fund under the 1940 Act. A fundamental policy can only be changed under the 1940 Act by the vote of a "majority" of the outstanding shares -- the same vote as is required to amend this portion of the Partnership Agreement. ("Majority" for this purpose has the definition set forth below under "Conclusion.") Thus the removal of these provisions from the Partnership Agreement will not adversely affect the rights of Partners. Any changes to the Fund's objectives, policies and limitations are now, and will continue to be subject to, the same requirements as are provided in the 1940 Act. The Managing General Partners currently have no intention of changing any of the Fund's investment limitations.

         AMENDMENT TO THE PRESCRIBED PROCEDURES FOR TRANSFERRING
         SHARES, TO REMOVE NOW-OBSOLETE ILLUSTRATIONS OF DISTRIBUTION POLICIES, STATEMENTS OF HISTORIC INFORMATION NOT NOW
         RELEVANT, AND TO MAKE CONFORMING CHANGES FOR EACH OF THE
         PROPOSALS THROUGHOUT THE PARTNERSHIP AGREEMENT.

         The Managing General Partners also have approved changes to the Partnership Agreement which would remove the current cumbersome requirements that must be met in order to transfer Shares. These procedures include a requirement that the transferee provide the Fund with an affidavit regarding the transfer and an agreement to be bound by the Partnership Agreement. The current requirements had their origins in the Fund's need to preserve its partnership tax status, and after January 1, 1998, no such restrictions are required, and the Managing General Partners do not believe there is any other reason to retain these limits on free transferability of Shares. The proposed changes to the Partnership Agreement will delete the procedure and provide that a transferee of Shares shall become a Limited Partner and be bound by the Partnership Agreement upon the recordation of his or her name in the records of the Fund.

         Another change would remove obsolete illustrations of the Fund's distribution policies. The Partnership Agreement gives the Managing General Partners full discretion as to the timing and amount of distributions by the Fund. Pursuant to this authority, distributions have been made to the Partners since inception. The Partnership Agreement also includes an illustration of the anticipated timing and amounts of distributions that were to be made. The Managing General Partners believe that in 1976 this was an appropriate means of advising prospective Partners as to the intended operation of the Fund, but that it is no longer necessary to include this illustration in the Partnership Agreement. Furthermore, the change to regulated investment company status and the related change in distribution policy makes the illustration incorrect. The illustration which is proposed to be removed in no way limits the discretion of the Managing Partners to make distributions and to determine the timing thereof.

         Additionally, the Partnership Agreement contains a number of references to the offering of Shares which was completed in 1976. These references are now obsolete, and the Managing General Partners have approved changes which would remove these references. Finally, the amendments would make other, conforming changes to make the Partnership Agreement consistent with the changes described above.


CONCLUSION



         The Managing General Partners have concluded that each of the proposed amendments to the Partnership Agreement will benefit the Fund and its Partners. Partners should review Exhibit A for a full understanding of the proposed changes. If approved by the Partners at the Meeting, each of the approved amendments will become effective on January 1, 1998. The Managing Partners recommend a vote FOR these three Proposals.


         The approval of these amendments requires the affirmative vote of (a) a majority of the Shares present in person or by proxy and entitled to vote at a meeting at which a quorum is present, and (b) a "majority" of the outstanding Shares, defined as the affirmative vote of the holders of the lesser of: (i) 67% of the Shares of the Fund present in person or by proxy at the meeting and entitled to vote if the holders of more than 50% of the outstanding Shares are present in person or by proxy; or (ii) more than 50% of the outstanding Shares of the Fund.

                  2.       ELECTION OF MANAGING GENERAL PARTNERS

         At the Meeting, Partners will elect five Managing General Partners. There are currently four Managing General Partners, and the number will be increased by one at the time of the Meeting. Each Managing General Partner so elected will serve until the next annual meeting of Partners, or special meeting in lieu thereof, and until the election and qualification of the Managing General Partner's successor, or until the Partner's status as a Managing General Partner is sooner terminated as provided in the Fund's Partnership Agreement. Normally, there will be no annual meeting of Partners for the purpose of electing Managing General Partners except as required by the 1940 Act.

         The persons named as proxies in the accompanying proxy have been designated by the Managing General Partners and intend to vote for the nominees named below. All Shares represented by valid proxies will be voted in the election for all of the nominees named below unless authority to vote for all of the nominees or a particular nominee is withheld. Each nominee has consented to being named in this Proxy Statement and to serve if selected. In the event any nominee should withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Managing General Partners may recommend unless a decision is made to reduce the number of Managing General Partners.

         The following table sets forth the nominees, their ages, principal occupations for the past five or more years, and any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 or are registered as investment companies under the 1940 Act.




                                                                           SHARES
                                                     GENERAL               BENEFICIALLY
                                                     PARTNER               OWNED AS OF
                 NAME                     AGE        SINCE                 AUGUST 31, 1997               Business Experience
                 ----                     ---        -------               ---------------               -------------------
Richard C. Caldwell*                      53         N/A                        0                        Executive Vice
                                                                                                         President, PNC Bank;
                                                                                                         Director of various
                                                                                                         affiliates and
                                                                                                         subsidiaries of PNC
                                                                                                         Bank, including
                                                                                                         Provident Institu-
                                                                                                         tional Management
                                                                                                         Corporation ("PIMC").

Robert R. Fortune*                        80         1976                  4,337.584                     Financial Consultant;
                                                                                                         Former Chairman,
                                                                                                         President and Chief
                                                                                                         Executive Officer,
                                                                                                         Associated Electric &
                                                                                                         Gas Insurance Services
                                                                                                         Limited from 1984-1993;
                                                                                                         Member of the Financial
                                                                                                         Executives Institute and
                                                                                                         American Institute of
                                                                                                         Certified Public
                                                                                                         Accountants; Director or
                                                                                                         Trustee of 4 other
                                                                                                         investment companies
                                                                                                         advised by PIMC.

                                                                           SHARES
                                                     GENERAL               BENEFICIALLY
                                                     PARTNER               OWNED AS OF
                 NAME                     AGE        SINCE                 AUGUST 31, 1997               Business Experience
                 ----                     ---        -------               ---------------               -------------------
G. Willing Pepper                         89         1976                  500**                         Retired, Chairman of the
                                                                                                         Board, Specialty
                                                                                                         Composites Corporation
                                                                                                         until May 1984; Chairman
                                                                                                         of the Board, The
                                                                                                         Institute for Cancer
                                                                                                         Research until 1979;
                                                                                                         Director, Philadelphia
                                                                                                         National Bank until
                                                                                                         1978; President, Scott
                                                                                                         Paper Company, 1971-
                                                                                                         1973; Director or
                                                                                                         Trustee of 5 other
                                                                                                         investment companies
                                                                                                         advised by PIMC.

David R. Wilmerding, Jr.                  62         1976                  1.933**                       Chairman, Gee Wilmerding
                                                                                                         & Associates, Inc.
                                                                                                         (investment advisers);
                                                                                                         Director, Beaver
                                                                                                         Management Corporation;
                                                                                                         Chairman of the Board,
                                                                                                         Compass Capital Funds;
                                                                                                         Director, Independence
                                                                                                         Square Income
                                                                                                         Securities, Inc.;
                                                                                                         Director, Mutual Fire
                                                                                                         Marine & Inland
                                                                                                         Insurance Co., Inc.;
                                                                                                         Director, US Retirement
                                                                                                         Communities, Inc.

Langhorne B. Smith                        61         1997                  43,133***                     President and Director,
                                                                                                         The Sandridge
                                                                                                         Corporation (private
                                                                                                         investment company);
                                                                                                         Executive Vice President
                                                                                                         and Director, Claneil
                                                                                                         Enterprises, Inc.
                                                                                                         (private investment
                                                                                                         company).


-----------------


* Messrs. Caldwell (an officer of the adviser) and Fortune (President of the Fund) are "interested persons" of the Fund as that term is defined in the 1940 Act.


** Shares are beneficially owned by virtue of sole voting and investment power.

*** Shares are beneficially owned by Sandridge. Mr. Smith has shared voting and investment power.

                  Messrs. Fortune, Pepper and Wilmerding were most recently elected by the Partners at the Annual Meeting of the Fund held on April 24, 1992. Mr. Smith has served as a Managing General

Partner since September 26, 1997 when he was elected by the other Managing General Partners. R. Stewart Rauch, a Managing General Partner of the Fund since 1980, resigned on February 27, 1997. Mr. Rauch's resignation was not based upon any disagreement with the Fund's other Managing General Partners or Fund management. Sandridge, the Non-Managing General Partner of the Fund since its organization, is not standing for re-election for the reason cited above under Proposal No. 1.

         During 1996, no Managing General Partner or officer of the Fund was also a director, officer, or employee of the Fund's advisers or any of their parents. Drinker Biddle & Reath LLP, of which Morgan R. Jones, Secretary of the Fund, is a partner, received fees during the year ended December 31, 1996 for services rendered as the Fund's legal counsel. The Fund's Treasurer was paid $18,694 (including amounts contributed to the retirement plan described below) for his services in 1996. The Fund has a retirement plan (the "Plan") for eligible employees. For the last fiscal year, the Fund contributed a total of $2,207 to the Plan, and, based upon prior practice, it may be anticipated that the Fund will contribute to the plan during the current fiscal year an amount equal to 10% of the compensation of the Plan participants for the year. Such contribution, based upon annual rates of compensation now in effect, would approximate $2,323. Under the Plan, each participant is entitled to his vested portion of the contributions made by the Fund based upon his compensation. As of the record date, the Managing General Partners and officers of the Fund owned beneficially ___% of the Fund's issued and outstanding Shares.

         The Fund pays each Managing General Partner $6,000 annually, and pays the Chairman an additional $4,000 annually. The following table provides information concerning the compensation of each of the Fund's Managing General Partners for services rendered during the Fund's last fiscal year ended December 31, 1996:

                              Aggregate              Pension or Retirement    Estimated Annual   Total Compensation
Name of Person/               Compensation           Benefits Accrued as      Benefits Upon      from Registrant and
Position                      From Registrant        Part of Fund Expenses    Retirement         Fund Complex(1)
---------------               ---------------        ---------------------    ----------------   -------------
Robert R. Fortune             $10,000                None                     None               (4)(2) $67,100
President and Chairman
of the Managing General
Partners

G. Willing Pepper             $6,000                 None                     None               (5)(2) $97,100
Managing General Partner

David R. Wilmerding, Jr.      $6,000                 None                     None               (2)(2) $63,350
Managing General Partner

R. Stewart Rauch(3)           $6,000                 None                     None               (1)(2) $12,000
Managing General Partner

------------------------------------

1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

2. Total number of such other investment companies within the Fund Complex of which the Managing General Partners serves as director or trustee.

3. Mr. Rauch resigned as a Managing General Partner of the Registrant on February 27, 1997.


      The Managing General Partners met four times during the last fiscal year. All Managing General Partners attended at least 75% of the meetings. The Fund does not have a standing audit, nominating or compensation committee.




         3.       APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT



BACKGROUND



      PNC Bank, N.A. ("PNC Bank") and Provident Institutional Management Corporation ("PIMC") serve as the Fund's investment advisers pursuant to an advisory agreement dated January 19, 1983 (the "Current Advisory Agreement"). At the Meeting, Partners will be asked to approve a new Advisory Agreement dated January 1, 1998 (the "New Advisory Agreement") among the Fund, PNC Bank and PIMC providing, among other things, for reduced advisory fees. A copy of the New Advisory Agreement is attached as Exhibit B.



      The New Advisory Agreement is being submitted to the Partners in anticipation of the approval at the meeting of the proposal to amend the Partnership Agreement to eliminate the requirements for a Non-Managing General Partner (Proposal 1). If that proposal is approved, the New Advisory Agreement will be submitted to the Partners at the meeting. The principal substantive changes in the New Advisory Agreement are the removal of the requirement in the Fund's Current Advisory Agreement that PNC Bank provide the Fund with a Non-Managing General Partner at its expense, and to make a reduction in the schedule of investment advisory fees.



      At meetings of the Managing General Partners held on September 26, 1997 and October 27, 1997, the Managing General Partners considered revisions to the Current Advisory Agreement to coincide with the elimination of the Non-Managing General Partner. At the meeting on October 27, 1997, the Managing General Partners present at the meeting, including a majority of the Managing General Partners who are not "interested persons" of the Fund or of PNC Bank and PIMC, voted unanimously to approve the New Advisory Agreement. The Managing General Partners recommend that the Partners approve the New Advisory Agreement. If approved by the Partners, the New Advisory Agreement will take effect on January 1, 1998.



      The Fund's Current Advisory Agreement was last approved by the Managing General Partners on March 7, 1997, when the Managing General Partners, including a majority of those Managing General Partners who are not "interested persons" of the Fund, approved its continuation for a twelve month period commencing March 31, 1998. The Current Advisory Agreement was last approved by the Partners on April 24, 1992.



DESCRIPTION OF THE PROVISIONS OF THE CURRENT ADVISORY AGREEMENT WHICH WILL BE CHANGED IN THE NEW ADVISORY AGREEMENT



      The terms of the New Advisory Agreement are the same in all material respects as the terms of the Current Advisory Agreement, except as follows:



      1. ELIMINATION OF PROVISIONS RELATING TO THE NON-MANAGING GENERAL PARTNER. Under the Current Advisory Agreement, PNC Bank has agreed to provide the Fund with a Non-Managing General Partner who will own at all times at least 1% of the Fund's outstanding Shares. Pursuant to this undertaking, PNC Bank entered into an agreement dated October 22, 1976 with The Sandridge Corporation, under which Sandridge agreed to act as the Fund's Non-Managing General Partner, and PNC Bank agreed to pay Sandridge a fee, computed daily and payable monthly, at the annual rate of 1/10 of 1% of the Fund's net assets. The provision related to PNC's obligation to provide a Non-Managing General Partner will be omitted from the New Advisory Agreement, as there will no longer be a Non-Managing General Partner if the Partners approve Proposal 1, discussed above.



      2. CHANGE IN ADVISORY FEE. Under the Current Advisory Agreement, the Fund pays PIMC a fee, computed daily and payable monthly, at the annual rate of 5/10ths of 1% of the first $100,000,000 of the Fund's net assets, plus 4/10ths of 1% of net assets exceeding $100,000,000. During the Fund's fiscal year ended December 31, 1996, the Fund paid advisory fees aggregating $1,194,793.



      Under the New Advisory Agreement, the advisory fee would be adjusted downward by the amount of the fee to the Non-Managing General Partner that will no longer be paid. Hence, the amount of the advisory fee retained by the advisers will remain unchanged. The fee under the New Advisory Agreement will be at the annual rate of 4/10 of 1% of the first $100,000,000 of the Fund's net assets, plus 3/10 of 1% of the net assets in excess of $100,000,000. If the New Advisory Agreement had been in effect in 1996, the advisory fee would have been $921,094.



                               COMPARISON OF FEES



                              CURRENT ADVISORY            NEW ADVISORY
ASSETS                        AGREEMENT                   AGREEMENT
------                        ----------------            ------------
0-$100 million                .5% of average net          .4% of average net
                              assets annually             assets annually

over $100 million             .4% of average net          .3% of average net
                              assets annually             assets annually



      The New Advisory Agreement also eliminates the provision that provided for the payment by PIMC of a portion of the fee to PNC Bank.



      3. TERM. If approved by the Partners at this Meeting, the initial term of the New Advisory Agreement will extend through March 31, 1999, and thereafter shall continue in effect for successive one-year terms ending on March 31 of each year. The term of the Current Advisory Agreement expires on March 31 of each year.



DESCRIPTION OF THE PROVISIONS OF THE CURRENT ADVISORY AGREEMENT AND THE NEW ADVISORY AGREEMENT WHICH WILL REMAIN UNCHANGED



         Except as described above, the terms and conditions of the New Advisory Agreement are the same in all material respects as the Current Advisory Agreement. A copy of the New Advisory

Agreement is attached as Exhibit B. Set forth below is a summary of the provisions that are the same in both agreements.



      PIMC, subject to the supervision of the Fund's Managing General Partners, manages the Fund's portfolio and is responsible for, makes decisions with respect to and places orders for all purchases and sales of the Fund's portfolio securities, and computes the Fund's net asset value and net income. PNC Bank will (i) provide investment research and credit analysis concerning prospective and existing Fund investments, (ii) make recommendations with respect to the Fund's continuous investment program, (iii) make recommendations regarding the amount of the Fund's assets to be invested or held uninvested in cash or cash equivalents, (iv) supply PIMC with computer facilities and operating personnel,
(v) provide PIMC with such statistical services as PIMC may reasonably request, and (vi) maintain or cause PIMC to maintain the Fund's financial accounts and records.



      In providing services, PNC Bank has agreed to use the same skill and care it uses in providing services to fiduciary accounts for which it has investment responsibilities. PNC Bank and PIMC may not invest their assets or the assets of any fiduciary accounts under their management in Shares of the Fund, nor may they make loans to the Fund, or to any person for the purpose of enabling such person to purchase or carry Fund Shares. The agreements also provide that PNC Bank and PIMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund except for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of either of them in the performance of their duties or from reckless disregard by them of their obligations and duties thereunder.



      PNC Bank and PIMC have agreed to bear all expenses incurred by them in connection with their activities other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. In addition, PIMC and PNC Bank are required to reimburse the Fund up to the amount of PIMC's yearly fee for the amount by which the expenses borne by the Fund in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which Shares of the Fund are registered or qualified for sale to the public.



      Continuance of each agreement for successive one-year terms must be specifically approved at least annually (i) by the vote of a majority of the Managing General Partners who are not parties to such advisory agreement or "interested persons" (as that term is defined in the 1940 Act) of any such party, and (ii) by a majority of Managing General Partners or by a vote of a majority of the outstanding Shares of the Fund. Each agreement provides for termination automatically upon assignment and each are terminable at any time without penalty by the Managing General Partners or by a vote of a majority of the Fund's outstanding Shares, on 60 days' written notice to the advisers or by the advisers on 90 days' written notice to the Fund.



MANAGING GENERAL PARTNER'S CONSIDERATIONS AND RECOMMENDATION



      The Managing General Partners met on September 26, 1997 and October 27, 1997 to consider the New Advisory Agreement. On October 27, 1997, the New Advisory Agreement was approved by the Fund's Managing General Partners present at the meeting, including a majority of the Fund's Managing General Partners who are not "interested persons" of the Fund, PNC Bank or PIMC.



      The proposed changes in the Partnership Agreement to eliminate the references to the Non-Managing General Partner, approved at the meeting held on September 26, 1997, made it appropriate to consider the terms and conditions of the Current Advisory Agreement. The Managing General Partners concluded that there would be no reason to continue PNC Bank's obligation to provide the Fund with a Non-Managing General Partner. At the same time, it was noted that the effect of the elimination of the responsibility of PNC Bank to provide a Non-Managing General Partner was to reduce the expenses of the advisers under the Current Advisory Agreement by the amount of the fee, .1% per annum of average net assets.



      In the course of a discussion with the advisers of the impact of this change, and other changes since the fee was established in 1976, on the appropriate level of the advisory fee, it was noted that since the fee in the Current Advisory Agreement had been established, the Fund's assets had grown substantially. The Managing General Partners considered whether some adjustment in the advisory fee for assets above specified levels would be appropriate to reflect economies of scale. After discussion with the advisers and a review of financial information provided by the advisers, it was the consensus of the Managing General Partners that the reduction in expenses of the advisers by reason of the elimination of the fee paid to the Non-Managing General Partner should be matched by a reduction in the advisory fee. Proposed changes were discussed with representatives of the advisers, after which the Managing General Partners and the representatives of the advisers reached an agreement to adjust the fee schedule to the schedule included in the proposed New Advisory
Agreement: 4/10 of 1% of the first $100,000,000 of net assets, plus 3/10 of 1% of net assets in excess of $100,000,000. The Managing General Partners concluded after a review of the information provided by the advisers that it was not appropriate to provide at this time for a reduction in the fee level at higher asset levels.

         The information set forth below illustrates the impact of the proposed change on the Fund and on the advisers.



                                                                   1996
                                                                (PRO FORMA
                                             1996              BASED ON NEW
                                           (ACTUAL)         ADVISORY AGREEMENT)                % CHANGE

Advisory Fees                          $1,194,792                $921,094                       (273,698)

Effective annual
rate based on
average net assets
in 1996                                 .437%  _                 .337%                          .10%

Compensation
to Non-Managing
General Partner
(.1% of net assets
paid by PNC Bank)                       $273,698                   0


Net fees available
to advisers after
payment to Non-
Managing General
Partner, but before
expenses                                $921,094                 $921,094                        0




The foregoing chart illustrates that, at the asset level of the Fund in 1996, the actual fee paid by the Fund to the advisers would have been reduced under the proposed scale of fees by approximately $273,698, or .10%. The compensation of the advisers under the New Advisory Agreement would have been the same as under the Current Advisory Agreement after taking into account payments to the Non-Managing General Partner. The Managing General Partners believe that this downward fee adjustment is an appropriate response to the elimination of the advisers' obligations to supply and compensate a Non-Managing General Partner.



      With respect to the other terms and conditions of the contract, which are the same in all material respects as those in the Current Advisory Agreement, the Managing General Partners considered, among other things, the quality of the investment advisory services that have been provided in the past by PNC Bank and PIMC, and which are expected to continue to be provided after January 1, 1998 by substantially the same personnel. They considered the Fund's performance in relation to a selected group of other funds with similar investment objectives, which comparison reflected very favorably on the advisers. They took into account the services as transfer agent being provided to the Fund by an affiliate of the advisers and the related fees which aggregated $15,228 in 1996. The Managing General Partners also considered the nature, quality and extent of administrative services (e.g., the computation of the Fund's net asset value and net income) provided to the Fund. The Managing General Partners reviewed information on the profitability of the Current Advisory Agreement to the advisers, based on information provided by the advisers, which allocated costs to the management of the Fund. The advisers advised the Managing General Partners that they had provided the Managing General Partners with all the information they believed was necessary to enable the Managing General Partners to evaluate the terms of the proposed New Advisory Agreement.



      After consideration of all this information and such other items as were deemed appropriate, the Managing General Partners concluded that the New Advisory Agreement contained terms, including the provisions for fees, that were fair and reasonable to the Fund. A majority of the Managing General Partners present at the meeting on October 27, 1997, including a majority of the Managing General Partners who are not interested persons of the Fund or of PNC Bank and PIMC, unanimously approved the New Advisory Agreement and recommend that the Partners vote FOR the New Advisory Agreement.



      If the New Advisory Agreement is not approved, the Managing General Partners will take such actions as deemed appropriate to obtain investment advice for the Fund. The affirmative vote of a "majority" of the outstanding Shares is required to approve the New Advisory Agreement. For this purpose, a majority is the affirmative vote of the holders of the lesser of: (i) 67% of the Shares of the Fund present at the meeting if the holders of more than 50% of the outstanding Shares are present in person or by proxy; or (ii) more than 50% of the outstanding Shares of the Fund.



INFORMATION ABOUT PNC BANK AND PIMC



      PIMC's offices are located at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. All of the capital stock of PIMC is owned by PNC Bank. All of the capital stock of PNC Bank, which has banking offices at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101, is owned by PNC Bancorp, Inc., which has offices at 5th and Wood Streets, Pittsburgh, Pennsylvania 15265. All of the capital stock of PNC Bancorp, Inc. is owned by PNC Financial Corp, a publicly-held corporation with principal offices in Pittsburgh, Pennsylvania.



      The names, addresses and principal occupations of the principal executive officer and each director of PIMC are as follows:

       POSITION WITH                                                                  PRINCIPAL
            PIMC                          NAME AND ADDRESS                            OCCUPATIONS
       -------------                      ----------------                            -----------
       Chairman and                       Richard Carnall                             Executive Vice President,
       Director                           400 Bellevue Parkway                        PNC Bank
                                          Wilmington, DE 19809

       Director                           Richard C. Caldwell                         Executive Vice President,
                                          400 Bellevue Parkway                        PNC Bank
                                          Wilmington, DE 19809

       Director                           Lawrence D. Fink                            Chairman and Chief Executive
                                          400 Bellevue Parkway                        Officer
                                          Wilmington, DE 19809                        BlackRock Financial
                                                                                      Management, Inc.

       Director                           Richard L. Smoot                            President, and Chief Executive
                                          400 Bellevue Parkway                        Officer, PNC Bank
                                          Wilmington, DE 19809

       Director and                       Nicholas M. Marsini, Jr.                    Senior Vice President
       Chief Financial                    400 Bellevue Parkway                        PNC Bank
       Officer                            Wilmington, DE 19809

       President and                      Thomas H. Nevin                             President and Chief Investment
       Chief Investment                   400 Bellevue Parkway                        Officer, PIMC
       Officer                            Wilmington, De 19809



      The names, addresses and principal occupations of the chief executive officer and each director of PNC Bank are as follows:



POSITION WITH
PNC BANK                   NAME                            PRINCIPAL OCCUPATION
-------------              ----                            --------------------
Director                   B.R. Brown                      President and C.E.O. of
                                                           Consol, Inc.
                                                           Consol Plaza
                                                           Pittsburgh, PA  15241

Director                   Constance E. Clayton            Associate Dean, School of
                                                           Health & Professor of Pediatrics
                                                           Medical College of PA
                                                           Hahnemann University
                                                           430 East Sedgwick St.
                                                           Philadelphia, PA  19119

Director                   Eberhard Faber IV               Chairman and C.E.O.
                                                           E.F.L., Inc.
                                                           450 Hedge Road
                                                           P.O. Box 49
                                                           Bearcreek, PA  18602

Director                   Dr. Stuart Heydt                President and C.E.O.
                                                           Geisinger Foundation
                                                           100 N. Academy Avenue
                                                           Danville, PA  17822

Director                   Edward P. Junker, III           Vice Chairman
                                                           PNC Bank, N.A.
                                                           Ninth and State Streets
                                                           Erie, PA  16553

POSITION WITH
PNC BANK                   NAME                            PRINCIPAL OCCUPATION
-------------              ----                            --------------------
Director                   Thomas A. McConomy              President, C.E.O. and
                                                           Chairman, Calgon Carbon
                                                           Corporation
                                                           413 Woodland Road
                                                           Sewickley, PA  15143

Director                   Thomas H. O'Brien               Chairman
                                                           PNC Bank, National Association
                                                           One PNC Plaza, 30th Floor
                                                           Pittsburgh, PA  15265

Director                   Dr. J. Dennis O'Connor          Provost, The Smithsonian
                                                           Institution
                                                           1000 Jefferson Drive, S.W.
                                                           Room 230, MRC 009
                                                           Washington, DC  20560

Director                   Rocco A. Ortenzio               Chairman and C.E.O.
                                                           Continental Medical Systems, Inc.
                                                           P.O. Box 715
                                                           Mechanicsburg, PA  17055

Director                   Jane G. Pepper                  President
                                                           Pennsylvania Horticulture Society
                                                           325 Walnut Street
                                                           Philadelphia, PA  19106

Director                   Robert C. Robb, Jr.             President, Lewis, Eckert, Robb
                                                           & Company
                                                           425 One Plymouth Meeting
                                                           Plymouth Meeting, PA  19462

Director                   James E. Rohr                   President and C.E.O.
and                                                        PNC Bank, National Association
Principal                                                  One PNC Plaza, 30th Floor
Executive                                                  Pittsburgh, PA  15265
Officer

Director                   Daniel M. Rooney                President, Pittsburgh Steelers
                                                           Football Club of the National
                                                           Football League
                                                           300 Stadium Circle
                                                           Pittsburgh, PA 15212

Director                   Seth E. Schofield               Chairman and C.E.O.
                                                           USAir, Inc.
                                                           2345 Crystal Drive
                                                           Arlington, VA  22227

      PNC Bank and PIMC also act as investment adviser and/or sub-adviser to various other registered investment companies. The table below sets forth certain information with respect to such investment portfolios which have similar investment objectives to the Fund:



                                                               ANNUAL RATE OF
                                                               INVESTMENT ADVISORY/
                                                               SUB-ADVISORY FEE
                           NET ASSETS AS                       AS A PERCENTAGE OF
NAME OF FUND               OF AUGUST 31, 1997                     NET ASSETS
------------               ------------------                  -------------
Compass Capital Select
Equity Portfolio            $557,737,693                        0.55%

Compass Capital Large Cap
Growth Equity Portfolio     $752,077,928                        0.55%




SERVICES TO THE FUND BY RELATED PARTIES



      PFPC Inc. ("PFPC"), an affiliate of PNC Bank and PIMC, acts as the Fund's transfer and dividend disbursing agent under an agreement dated as of August 1, 1984 and amended as of July 31, 1986 (the "Transfer Agency Agreement"). As compensation for services rendered pursuant to the Transfer Agency Agreement, the Fund pays PFPC monthly fees equal to $12,500 per year and PFPC's out-of-pocket expenses relating to such services. The Fund paid $15,228 in transfer agent fees and expenses to PFPC during the fiscal year ended December 31, 1996.



                         4. RATIFICATION OR REJECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


      A majority of the Managing General Partners who are not "interested persons" of the Fund have selected Coopers & Lybrand L.L.P. as independent accountants for the Fund for the fiscal year ending December 31, 1997. The ratification of the selection of independent accountants is to be voted on at the Meeting and it is intended that the persons named in the accompanying proxy will vote for Coopers & Lybrand L.L.P. unless contrary instructions are given. Coopers & Lybrand L.L.P. has been the Fund's auditor since the Fund's organization and has informed the Fund that it has no direct or material indirect financial interest in the Fund. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Meeting to make a statement if desired and to be available to respond to appropriate questions.


                                5. OTHER MATTERS


      No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of Partners arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

              VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE MEETING

      A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding Shares of the Fund. Shares owned of record by the Non-Managing General Partner will not be counted for the purposes of a quorum or any vote at the Meeting. If a Proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the Shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.


      Approval of Proposal No. 1 requires the affirmative vote of (a) a majority of the Shares present in person or by proxy and entitled to vote at a meeting at which a quorum is present, and (b) a "majority" of the outstanding Shares defined as the affirmative vote of the holders of the lesser of: (i) 67% of the Shares of the Fund present in person or any proxy at the meeting and entitled to vote if the holders of more than 50% of the outstanding Shares are present in person or by proxy; or (ii) more than 50% of the outstanding Shares of the Fund. Approval of Proposal 3 and Proposal 4 requires the approval of a "majority" of the outstanding Shares, as so defined. In the election of Managing General Partners, the nominees receiving the highest number of votes cast at a meeting of Partners at which a quorum is present, up to the number of Managing General Partners, will be elected; there is no cumulative voting in the election of Managing General Partners.



      Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be deemed to be present at a meeting for purposes of a quorum but otherwise as abstentions.



                             ADDITIONAL INFORMATION


MANAGEMENT


      Officers of the Fund are elected and appointed by the Managing General Partners and hold office until they resign or are removed. The following table sets forth certain information about the Fund's executive officers, except Mr. Fortune, the President of the Fund, about whom information is provided on page 7.

                                          Position
                               Officer    with the                             Business Experience During
         Name           Age     Since       Fund                                    Past Five Years
         ----           ---    -------    --------                             --------------------------
Edward J. Roach....      73      1981     Treasurer         Certified  Public  Accountant; Partner of the accounting firm of Main
                                                            Hurdman until 1981; Vice Chairman of the Board, Fox Chase Cancer Center;
                                                            Trustee Emeritus, Pennsylvania School for the Deaf; Trustee Emeritus,
                                                            Immaculata College; Former Director, Biotrol USA, Inc.; President, Vice
                                                            President and/or Treasurer of 7 other investment companies advised by
                                                            PIMC; Director, The Bradford Funds, Inc.

Morgan R. Jones....      57      1976     Secretary         Partner of the law firm of Drinker Biddle & Reath LLP, Philadelphia,
                                                            Pennsylvania.


THE INVESTMENT ADVISERS


      PNC Bank and PIMC serve as the Fund's advisers. PNC Bank is located at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. PIMC is located at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. The Fund has no administrator or underwriter.

                       PARTNER PROPOSALS FOR NEXT MEETING


      The Fund does not hold annual partner meetings. Any proposal by a partner for consideration at a subsequent meeting of Partners should be sent in writing to Edward J. Roach, Treasurer, Chestnut Street Exchange Fund, 400 Bellevue Parkway, Suite 100, Wilmington, Delaware 19809




Dated: November __, 1997

                                                                       EXHIBIT A

                                TABLE OF CONTENTS
                                       TO
            RESTATED CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)



ARTICLE I -  NAME AND STATUTORY OFFICE................................................................A-1
    1.1      Name.....................................................................................A-1
    1.2      Principal Place of Business..............................................................A-1

ARTICLE II - CHARACTER OF THE BUSINESS OF
                THE FUND..............................................................................A-2
    2.1      Purpose..................................................................................A-2
    2.2      Investment Objectives....................................................................A-2
    2.3      Operating Powers.........................................................................A-2

ARTICLE III - GENERAL PARTNERS........................................................................A-3
    3.1      Identity of Managing General Partners....................................................A-3
    3.2      Designation and Election of Successor
             or Additional General Partners...........................................................A-3
    3.3      Management and Control...................................................................A-4
    3.4      Limitations on the Authority of the
             General Partners.........................................................................A-6
    3.5      Action by the General Partners...........................................................A-6
    3.6      Reimbursement and Indemnification........................................................A-7
    3.7      Limitation of Liability to
             Shareholders.............................................................................A-8
    3.8      Termination of Status and Interest of
             General Partners.........................................................................A-8
    3.9      Right of General Partners to Become
             Limited Partners.........................................................................A-9
    3.10     No Agency................................................................................A-9
    3.11     Voting of Shares Owned by General
             Partners.................................................................................A-9

ARTICLE IV - LIMITED PARTNERS.........................................................................A-9
    4.1      Sales of Additional Shares; Admission
             of Additional Limited Partners...........................................................A-9
    4.2      Right to Assign Shares; Substituted
             and Additional Limited Partners..........................................................A-9
    4.3      No Power to Control Business.............................................................A-10
    4.4      Limited Liability........................................................................A-10
    4.5      Limited Partners Not Personally Liable...................................................A-11
    4.6      Death of a Limited Partner...............................................................A-11


ARTICLE V -  CAPITAL CONTRIBUTIONS: SALES OF
               SHARES; ALLOCATIONS TO
               SHARES.................................................................................A-11
    5.1      Shares of Partnership Interest...........................................................A-11
    5.2      Contributions by General Partners........................................................A-12
    5.3      Contributions by the Limited
             Partners.................................................................................A-12
    5.4      Allocation of Fund Income, Gains,
             Losses, Deductions and Credits
             Among the Shares.........................................................................A-12

ARTICLE VI - DISTRIBUTIONS AND RETURNS OF
                CONTRIBUTIONS.........................................................................A-12
    6.1      In General...............................................................................A-12
    6.2      Distributions with Respect to
             Income and Net Realized Capital
             Gains....................................................................................A-12
    6.3      Distributions in Connection With
             Redemption of Shares.....................................................................A-13
    6.4      Distributions upon Winding Up of
             the Fund.................................................................................A-14
    6.5      Returns of Contributions.................................................................A-15

ARTICLE VII - PARTNERS' RIGHTS TO VOTE UPON MATTERS AFFECTING THE BASIC
                STRUCTURE OF THE FUND:
                EXERCISE OF VOTING RIGHTS.............................................................A-16
    7.1      Voting Rights of Partners................................................................A-16
    7.2      Meetings of the Partners.................................................................A-17
    7.3      Quorum and Required Vote at
             Meetings of the Partners.................................................................A-17
    7.4      Action by Written Consent................................................................A-18

ARTICLE VIII - TERM AND DISSOLUTION OF THE
                 FUND.................................................................................A-18
    8.1      Term.....................................................................................A-18
    8.2      Events Causing Earlier Dissolution
             of the Fund..............................................................................A-18
    8.3      Right of General Partners to
             Continue the Business of the Fund
             in Certain Events........................................................................A-18
    8.4      Right of the Partners to Provide
             for Continuation of the Business of
             the Fund in Certain Events...............................................................A-19

ARTICLE IX - FUND DOCUMENTATION; AMENDMENT OF
                THE CERTIFICATE AND AGREEMENT;
                POWER OF ATTORNEY.....................................................................A-19
    9.1      Certificate and Agreement and Other
             Documentation............................................................................A-19
    9.2      Events Requiring Amendment of
             Certificate and Agreement................................................................A-19
    9.3      Partnership Authorization................................................................A-20
    9.4      Power of Attorney by
             Substituted or Additional
             Limited Partners.........................................................................A-22
    9.5      Amendments Requiring Signature by
             Less than All Limited Partners...........................................................A-22
    9.6      Amendments Requiring Signature by
             All Partners.............................................................................A-22

ARTICLE X - BOOKS AND RECORDS: STATEMENTS AND
                  INCOME TAX INFORMATION..............................................................A-22
    10.1     Fiscal Year..............................................................................A-22
    10.2     Records and Accounting...................................................................A-23
    10.3     Periodic Financial Statements............................................................A-23
    10.4     Record Dates.............................................................................A-23
    10.5     Income Tax Information...................................................................A-24
    10.6     Statement Upon Winding Up of the
             Fund.....................................................................................A-24

ARTICLE XI - GENERAL PROVISIONS.......................................................................A-24
    11.1     Definitions..............................................................................A-24
    11.2     Independent Activities...................................................................A-25
    11.3     Custodian................................................................................A-25
    11.4     Benefit..................................................................................A-25
    11.5     Nonrecourse Creditors....................................................................A-26
    11.6     Notices..................................................................................A-26
    11.7     Captions.................................................................................A-26
    11.8     Certificate and Agreement in
             Counterparts.............................................................................A-26
    11.9     Agent for Service of Process.............................................................A-27
    11.10    Principles of Construction;
             Severability.............................................................................A-27
    11.11    California Law...........................................................................A-27
    11.12    Integrated Agreement.....................................................................A-27

SCHEDULE "A":      Names, Places of Residence, Number of
                   Shares of Partnership Interest, and
                   Contributions of the General Partners.

                          CHESTNUT STREET EXCHANGE FUND
                       (A California Limited Partnership)

            RESTATED CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP


      This RESTATED CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP (the "Certificate and Agreement") has been executed and delivered among the General Partners and Limited Partners herein named, for the purpose of amending and restating in full the Restated Certificate and Agreement of Limited Partnership dated as of September 16, 1976, recorded on September 16, 1976, as Document Number 8504, in the official records of the office of the County Recorder of Los Angeles County, California, of Chestnut Street Exchange Fund (a California Limited Partnership), a limited partnership formed pursuant to the Uniform Limited Partnership Act as enacted by the State of California.


      WHEREAS, the General Partners and Limited Partners herein named have formed a Limited Partnership under the laws of the State of California which will qualify as a diversified, open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act");


      WHEREAS, the General and Limited Partners desire to amend and restate the Restated Certificate and Agreement of Limited Partnership previously recorded as described above;

      NOW, THEREFORE, THE GENERAL PARTNERS AND THE LIMITED PARTNERS HEREIN NAMED HEREBY AMEND AND RESTATE THE RESTATED CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP OF CHESTNUT STREET EXCHANGE FUND (A CALIFORNIA LIMITED PARTNERSHIP) IN FULL AS FOLLOWS:

                                    ARTICLE I

                            NAME AND STATUTORY OFFICE

      1.1 NAME. This Partnership shall be known as and shall operate under the firm name of "CHESTNUT STREET EXCHANGE FUND" (A California Limited Partnership).


      1.2 PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Partnership for purposes of Section 15614 of the Limited Partnership Act shall be c/o Corporation Service Company, 2730 Gateway Oaks Drive, Suite 100, Sacramento, California 95833. The Managing General Partners may from time to time establish additional places of business of the Partnership in such other locations, within and without California, as they deem necessary or desirable for the conduct of the Partnership's business.

                                   ARTICLE II

                      CHARACTER OF THE BUSINESS OF THE FUND


      2.1 PURPOSE. The purpose of the Fund is to create and operate an open-end, diversified management investment company which will qualify under the 1940 Act.



      2.2 INVESTMENT OBJECTIVES. The Fund's investment objectives are to seek long-term growth of capital and, secondarily, current income. The Fund will invest in a portfolio of common stocks and securities convertible into common stocks, and may also invest in other types of securities for temporary or defensive purposes including preferred stocks, investment grade bonds, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, commercial paper and other "money-market" obligations. Up to 10% of the value of the Fund's total assets may be invested in securities which are subject to legal or contractual restrictions on resale (for example restrictions on resale without registration under the Securities Act of 1933 (the "1933 Act")). The Fund may write exchange-traded call options on portfolio securities and may loan portfolio securities.



      2.3 OPERATING POWERS. Subject to the Fund's Investment Objectives in
Section 2.2, the Fund shall have the power to: (a) to invest and trade in capital stock, subscriptions, bonds, notes, debentures, trust receipts and other securities of any corporation or entity; (b) to engage personnel and do such other acts and incur such other expenses on behalf of the Fund as may be necessary or advisable; (c) to engage attorneys, accountants or such other persons as may be deemed necessary or advisable; (d) to receive, acquire, buy, sell, exchange, trade, loan, borrow and otherwise deal in and with property; (e) to open, conduct and close accounts with brokers and to pay the customary fees and charges applicable to transactions in all such accounts; (f) to open, maintain, and close bank accounts and to draw checks and other orders for the payment of money; (g) to enter into, make and perform such contracts, agreements and other undertakings, and to do such other acts, as may be deemed necessary or advisable, including, without in any manner limiting the generality of the foregoing, contracts, agreements, undertakings and transactions with any Partner or with any other person, firm or corporation having any business, financial or other relationship with any

Partner; (h) to institute and prosecute litigation arising out of the regular course of its affairs or in the enforcement of its obligations due it, including all rights of appeal; (i) to compromise and settle any claims against the Fund and to provide for indemnification by the Fund in the Fund's contracts and agreements; (j) to defend any litigation, including all rights of appeal, whether or not arising in the regular course of its affairs; (k) to appear before any governmental board or agency or to otherwise participate in any administrative review or appeal; (l) to employ one or more investment advisors for the Fund to supervise the Fund's investments and to administer the affairs of the Fund subject to the provisions of this Certificate and Agreement; (m) to file and publish all such certificates, notices, statements or other instruments required by law for the formation and operation of a limited partnership in any jurisdictions where the Fund may elect to do business; (n) to exercise any and all other powers which may be necessary to implement the purposes, policies and powers of the Fund and not inconsistent therewith, including those granted to limited partnerships under the California Revised Limited Partnership Act; and
(o) to exercise such other powers as the Managing General Partners reasonably believe to be necessary to comply with the provisions of the 1940 Act.

                                   ARTICLE III

                                GENERAL PARTNERS


      3.1 IDENTITY OF MANAGING GENERAL PARTNERS. The General Partners of the Fund shall consist of the Managing General Partners (hereinafter referred to as the "General Partners" or the "Managing General Partners"). Only individuals may act as Managing General Partners, and all individual General Partners shall act as Managing General Partners.





      The names of the currently acting Managing General Partners, their places of residence and the number of Shares owned by each of them are set forth in Schedule "A" to this Certificate and Agreement and are incorporated herein by this reference.



      3.2 DESIGNATION AND ELECTION OF SUCCESSOR OR ADDITIONAL GENERAL PARTNERS. The Managing General Partners shall determine from time to time the number of persons who will be proposed for election as General Partners. At the annual meeting of Partners, if held in a given year, or at any special meeting called for the purpose of electing General Partners, the Partners shall elect the General Partners. Each of the Managing General Partners shall serve until the next annual or special meeting at which General Partners are elected and until the election and qualification of the person's successor, or until the person's status as such is sooner terminated as provided in Section 3.8 below. If at any time the number of Managing Partners is reduced to less than three, the remaining Managing General Partners shall, within 120 days, call a meeting of Partners for the purpose of electing an additional Managing General Partners or Managing General Partners so as to restore the number of Managing General Partners to at least three.

      If at any time a vacancy occurs among the Managing General Partners, the vacancy may be filled by the Managing General Partners subject to the limitations set forth in Sections 16(a) and (b) of the 1940 Act.




      Each General Partner, by becoming a General Partner, consents to the admission as an added or substituted General Partner of any person elected by the Partners in accordance with this Certificate and Agreement. Each Partner, by becoming a Partner of the Fund, consents to and ratifies the actions of the General Partners in determining the persons who will be proposed for election and admission as additional or substituted General Partners, and the actions of the Partners in electing an additional or substituted General Partner pursuant to the procedure in Article VII of this Certificate and Agreement.


      Any General Partner who is elected at a meeting of the Partners and who is not then serving as a General Partner shall be admitted to the Partnership as a General Partner effective as of the date of such election.


      3.3 MANAGEMENT AND CONTROL. Subject to the provisions of this Certificate and Agreement, the business of the Fund shall be managed solely by the Managing General Partners, and they shall have complete and exclusive control over the management, conduct and operation of the Fund's business. Except as otherwise specifically provided in this Certificate and Agreement, the Managing General Partners, acting pursuant to Section 3.5 hereof, shall have the right, power and authority, on behalf of the Fund and in its name to exercise all of the rights, powers and authority of a partner in a partnership without limited partners under the California Uniform General Partnership Act. Without limiting the foregoing, but subject to the right of the Partners to vote on certain matters affecting the basic structure of the Fund in Article VII below, the Managing General Partners, acting pursuant to Section 3.5 below, shall have the power and authority to: (a) adopt, amend and repeal a Code of Regulations not inconsistent with this Certificate and Agreement providing for the operation of the Fund; appoint one of their number to be President, who shall preside at all meetings of Partners, shall be responsible for the execution of policies established by the Managing General Partners and may be the chief executive, financial and accounting officer; (c) appoint from their own number, and terminate, any one or more committees consisting of two or more managing General Partners, including executive committee which may, when the Managing General Partners are not in session, exercise one or all of the power and authority of the Managing General Partners as the Managing General Partners may determine; (d) elect and appoint, delegate authority to, remove and terminate such officers and agents (who need not be Partners) as they consider appropriate; (e) subject always to the continuing supervision of the Managing General Partners, contract with one or more banks, trust companies, investment advisers or other persons for the performance of such functions as they may determine, including, but not by way of limitation, the investment and reinvestment of all or part of the Fund's assets and effecting portfolio transactions, and any or all administrative functions of the Fund; (f) at any time and from time to time, contract with any corporation, trust, association or other person to act as exclusive or nonexclusive distributor or Principal Underwriter for the Shares; (g) purchase and pay for entirely out of Fund property insurance policies insuring the Shareholders, General Partners, Limited Partners, officers, employees, agents, investment advisers, principal underwriters, or independent contractors of the Fund individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Partner, officer, employee, agent, investment adviser, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Fund would have the power to indemnify such person against such liability; and (h) pay or cause to be paid out of the principal or income of the Fund, or partly out of principal and partly out of income, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Fund, or in connection with the management thereof, including but not limited to, the General Partners' compensation and such expenses and charges for the services of the Fund's officers, employees, investment adviser or Manager, Principal Underwriter, auditor, counsel, custodian, transfer agent, Shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Managing General Partners may deem necessary or advisable to incur.

      The Managing General Partners shall devote themselves to the Fund's business to the extent they may determine necessary for the efficient conduct thereof, which need not, however, occupy their full time. General Partners may also engage in other businesses, whether or not similar in nature to the business of the Fund, subject to the limitations of the 1940 Act. Further, subject to the limitations of the 1940 Act and the Partnership Act, the fact that:

                  (i) any of the Partners or officers of the Fund is a
            shareholder, director, officer, partner, trustee, employee, manager, adviser, Principal Underwriter or distributor or agent of or for any corporation, trust, association, or other person, or of or for any parent or affiliate of any person which handles brokerage transactions for the Fund or with which the Fund has or may hereafter enter into an advisory or management contract, or Principal Underwriter's or distributor's contract, or transfer, Shareholder servicing or other contract, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Fund, or that

                  (ii) any corporation, trust, association or other person which handles brokerage transactions for the Fund or with which the Fund has or may hereafter enter into an advisory or management contract or Principal Underwriter's or distributor's contract, or transfer, Shareholder servicing or other contract, also has an advisory or management contract, or Principal Underwriter's or distributor's contract, or transfer, Shareholder servicing or other contract with one or more other corporations, trusts, associations, or other persons, in which any of the Partners or officers of the Fund may have an interest, shall not preclude such contracts or dealings, or affect the validity of any such contract or dealings or disqualify any Partner or officer of the Fund from voting upon or executing the same or create any liability or accountability to the Fund or its Shareholders with respect to such contract or dealings.

      3.4 LIMITATIONS ON THE AUTHORITY OF THE GENERAL PARTNERS. The General Partners shall have no authority without the vote or written consent of all of the Limited Partners to: (a) do any act in contravention of this Certificate and Agreement, as it may be amended, or which would make it impossible to carry on the ordinary business of the Fund; (b) confess a judgment against the Fund; (c) possess Fund property, or assign the Fund's rights in specific Fund property, for other than a Fund purpose.

      In addition, certain actions of the Managing General Partners shall be subject to a Majority Shareholder Vote as provided in paragraph 7.3 below.

      3.5 ACTION BY THE GENERAL PARTNERS. Except as may otherwise be provided herein or from time to time in the Code of Regulations, any action to be taken by the Managing General Partners shall be taken: (a) by a majority of the Managing General Partners present at a meeting of the Managing General Partners at which at least 50% of the Managing General Partners are present, within or without California, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence at a meeting; or (b) by unanimous written consent of the Managing General Partners acting without a meeting, unless the 1940 Act or the Partnership Act requires that a particular action be taken by a greater vote or only at a meeting in person of the Managing General Partners. Each Managing General Partner shall have one vote. No single Managing General Partner shall have authority to act on behalf of the Partnership or to bind the Partnership except as specifically authorized in a particular case by the Managing General Partners.

      3.6 REIMBURSEMENT AND INDEMNIFICATION. The General Partners shall be reimbursed for all reasonable out-of-pocket expenses incurred in performing their duties hereunder. Each General Partner and officer of the Fund, each corporate Non-Managing General Partner and officer and director thereof, and each former General Partner who has not ceased to be liable as a General Partner under the Partnership Act (herein collectively referred to as "Agent"), shall be indemnified by the Fund, to the extent permitted by applicable law, against judgments, fines, amounts paid in settlement, and expenses (including counsel fees) reasonably incurred by such Agent by virtue of being threatened to be made, being or having been a party to any civil, criminal, administrative or investigative proceeding in which such Agent is involved or threatened to be involved by reason of such person being an Agent, provided that the Agent acted in good faith and in a manner the Agent reasonably believed to be within the scope of such person's authority and for a purpose which such person reasonably believed to be in the best interests of the Fund or the Limited Partners. To the extent that an Agent has been successful on the merits or otherwise in defense of any such proceeding or in defense of any claim or matter therein, such person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in the best interests of the Fund or the Limited Partners. The determination under any other circumstances as to whether an Agent acted in good faith and in a manner such person reasonably believed to be within the scope of the person's authority and for a purpose which the person reasonably believed to be in the best interests of the Fund or the Limited Partners shall be made, (i) by action of the Managing General Partners who were not parties to such proceedings, or (ii) the court in which such proceeding is or was pending upon application made by the Fund or the Agent (whether or not such application is opposed by the Fund), or (iii) by independent legal counsel (who may not be the regular counsel for the Fund) in a written opinion. No Agent shall be indemnified against any liability to the Fund or its Partners to which he would otherwise be subjected by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      The foregoing indemnification provisions shall not preclude any other rights to which those persons indemnified hereunder may be entitled under any applicable statute, agreement, vote of the General Partners or Limited Partners or otherwise, nor shall the foregoing preclude the Fund from purchasing and maintaining insurance on behalf of any Agent against liability which may be asserted against or incurred by the Agent in such capacity, whether or not the Fund would have the power to indemnify the Agent against such liability under the provisions of this Section 3.6.

      Expenses incurred in defending any proceeding may be advanced by the Fund prior to final disposition of such proceeding upon receipt of an undertaking by or on behalf of the Agent to repay such amount unless it shall be determined ultimately that the Agent is entitled to be indemnified as authorized in this
Section 3.6.

      3.7 LIMITATION OF LIABILITY TO SHAREHOLDERS. No General Partner shall have any personal liability to any Shareholder for the repayment of the contributions with respect to Shares held by him, or for the payment of the amount standing in the individual accounts of the Limited Partners or any portion thereof; any such amounts shall be paid solely from assets of the Fund, if any, sufficient therefor, according to the terms of this Certificate and Agreement. nor, to the extent permitted by the Partnership Act and the 1940 Act, shall the General Partners be liable to any Shareholder for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Fund, or by reason of any change in the general or state income tax laws, or in interpretations thereof, as they apply to the Partnership and the Shareholders, whether such change occurs through legislative, judicial or administrative action, provided, that nothing herein shall protect a General Partner against any liability to which he would otherwise be subject by reason of misfeasance, bad faith, negligence, or reckless disregard of the duties involved in the conduct of his office.

         3.8  TERMINATION OF STATUS AND INTEREST OF GENERAL PARTNERS.

                  (a) The status and interest of a person as a Managing General Partner shall terminate and such person shall have no further right or power to act as General Partner (except to execute any amendment to this Certificate and Agreement to evidence his termination) effective when and if he: (1) dies; (2) becomes insane; (3) is adjudicated a bankrupt; (4) voluntarily retires effective upon not less than 180 days' written notice to the other General Partners or election of his successor, whichever first occurs; (5) fails to be re-elected by the Partners, as provided in Section 3.2 above; or (6) is removed by the Partners, as provided in Section 7.1 below.


                  (b) Termination of a person's status as a General Partner shall not affect his status, if any, as a Limited Partner. A General Partner shall not be entitled to any special payment from the Partnership as a result of termination of his status as General Partner. Upon termination of his status and in interest as a General Partner, a General Partner may redeem his Shares in accordance with Section 6.3 or retain such Shares as a Limited Partner.


         3.9 RIGHT OF GENERAL PARTNERS TO BECOME LIMITED PARTNERS. A General Partner may also become a Limited Partner and thereby become entitled to all of the rights of a Limited Partner to the extent of the Limited Partnership interest so acquired, and the consent of the Limited Partners thereto need not be obtained. Such event shall not, however, affect such General Partner's liability hereunder.

         3.10 NO AGENCY. Nothing in this Certificate and Agreement shall be construed as establishing any General Partner as an agent of any Limited Partner, except to the extent provided in Sections 9.3 and 9.4 below.

         3.11 VOTING OF SHARES OWNED BY GENERAL PARTNERS. In accordance with
Section 7.1, the Managing General Partners shall have the right to vote any Shares which they own, whether as a General or as a Limited Partner. Each General Partner shall own at least one Share.

                                   ARTICLE IV

                                LIMITED PARTNERS


         4.1 SALES OF ADDITIONAL SHARES; ADMISSION OF ADDITIONAL LIMITED PARTNERS. The Fund sold Shares through an initial public offering and admitted such purchasers as additional Limited Partners in the Fund. In addition, without the consent or approval of the Limited Partners, the Fund may issue additional Shares from time to time in payment of the distributions to the Partners contemplated by Article VI below or in connection with the admission of General Partners pursuant to Section 3.2 above. The Fund shall not otherwise issue additional Shares. Each purchaser of a Share from the Fund shall be bound by all the terms and conditions of this Certificate and Agreement.



         4.2 RIGHT TO ASSIGN SHARES; SUBSTITUTED AND ADDITIONAL LIMITED PARTNERS. A Shareholder may assign the whole or any portion of his Shares by a written instrument of assignment in form satisfactory to the Managing General Partners.

Each assignee of a Share shall be bound by all the terms and conditions of this Certificate and Agreement including, without limitation, the allocation of income, gains, losses, deductions and credits as provided in Section 5.4. Any Shareholder who assigns Shares, and any assignee of such Shares who subsequently assigns such Shares, by virtue of an assignment made in accordance with the provisions hereof confers upon his assignee the right to be substituted as a Limited Partner, and the assignee shall become a Limited Partner upon being entered into the records of the Fund as a Limited Partner, by which act the assignee shall be deemed to accept and adopt all of the terms and provisions of the Certificate and Agreement, as the same may be amended.





         4.3 NO POWER TO CONTROL BUSINESS. A Limited Partner shall have no right to and shall take no part in the control of the Fund's business and shall have no right or authority to act for or bind the Fund, but may exercise the rights and powers of a Limited Partner under this Certificate and Agreement, including without limitation, the voting rights and the giving of consents and approvals provided for hereunder. The exercise of such rights and powers are deemed to be matters affecting the basic structure of the Fund and not the control of its business.



         4.4 LIMITED LIABILITY. No Limited Partner shall be liable for any debts, obligations or losses of the Fund, provided, however, that the contributions of a Limited Partner shall be subject to the risks of the business of the Fund and subject to the claims of the Fund's creditors and provided further, that after any Limited Partner has received the return of any part of his contribution, he will be liable to the Fund, only to the extent required by the Partnership Act, for: (a) his proportionate share, not in excess of the amount of such returned contributions plus interest thereon, of any sum necessary to discharge any liabilities of the Fund to creditors who extended credit or whose claims arose before such returns were made; (b) for his proportionate share, not in excess of any amount of such sum wrongfully distributed to him and necessary to discharge any liabilities of the Fund to any creditors.

         In the event a Limited Partner or former Limited Partner who received the return of any part of his contribution is required pursuant to the foregoing paragraph to discharge more than his proportionate share of a Fund liability ("Discharged Liability"), the Fund shall indemnify such person, to the extent of its net assets, against the Discharged Liability. In the event the Fund's net assets are insufficient to satisfy such person's right of reimbursement for the Discharged Liability, the Fund shall use its best efforts to obtain for such person an amount equal to the insufficiency arising in its net assets to reimburse ("Insufficiency Reimbursement") such person for the Discharged Liability from each of the other Limited Partners or former Limited Partners of the Fund who received a return of contribution after the time the creditor whose claim was discharged extended credit to the Fund. The Insufficiency Reimbursement to be sought against each other Limited Partner or former Limited Partner shall be limited to that amount obtained by multiplying the amount of the Insufficiency Reimbursement by that percentage of the aggregate contributions so returned to all Limited Partners which was received by the particular Limited Partner or former Limited Partner from whom the Insufficiency Reimbursement is sought. Each Limited Partner, to the extent of his proportionate share of such a returned contribution as above determined, hereby agrees to indemnify each other Limited Partner against such Insufficiency Reimbursement.

         In addition, the General Partners and the Fund (to the extent of its net assets) hereby further indemnify any Limited Partner against any liability of the Fund discharged by him pursuant to the final decision of any court of competent jurisdiction that such Limited Partner was liable for such liability solely by virtue of the grant or exercise of the voting rights as set forth in
Article VII (and not by virtue of any action or representation by such Limited Partner).

         Any such right of indemnification pursuant to either of the preceding two paragraphs shall be conditioned upon the party so seeking indemnification giving to the Fund prompt notice of, and the opportunity to defend, any claim instituted or threatened against such person by a creditor of the Fund. Each Limited Partner further agrees that any sum or property wrongfully distributed to him shall be held by him as trustee for the Fund to be delivered to the Fund upon its demand in order to satisfy the Insufficiency Reimbursement.

         4.5 LIMITED PARTNERS NOT PERSONALLY LIABLE. All persons extending credit to, contracting with or having any claim against the Fund shall look only to the assets of the Fund and of the General Partners for payment under such credit, contract or claim, or only to the assets of the Fund if any such person has so agreed, and except to the extent provided in Section 4.4 hereof, neither the Limited Partners, nor any of the Fund's officers, employees or agents, whether past, present or future, shall be personally liable therefor.



         4.6 DEATH OF A LIMITED PARTNER. The death of a Limited Partner shall not dissolve or terminate the Partnership. Upon the death of a Limited Partner the personal representative of such deceased Limited Partner shall have all the rights of a Limited Partner, to the extent of the deceased's interest in the Fund, for the sole purpose of settling his estate, including the right to assign his Shares and to designate his assignee a substituted Limited Partner, upon compliance with the provisions of Section 4.2 above. The estate of a deceased Limited Partner shall be liable for all such deceased Limited Partner's liabilities as a Limited Partner.




                                    ARTICLE V

          CAPITAL CONTRIBUTIONS: SALES OF SHARES; ALLOCATIONS TO SHARES

         5.1 SHARES OF PARTNERSHIP INTEREST. The entire beneficial interest of the Partners in the Fund and its assets shall be divided into equal proportionate units of partnership interest, referred to herein as "Shares." The Managing General Partners may from time to time divide or combine such units into a greater or less number of Shares, provided that no such action shall in and of itself alter the proportionate beneficial interest of the several Holders of Shares in the Fund at the time. The Managing General Partners shall, by appointment of an agent for the purpose or otherwise, at all times maintain a record of the outstanding Shares and the Holders thereof from time to time.


         5.2 CONTRIBUTIONS BY GENERAL PARTNERS. Each of the General Partners has purchased the number of Shares set forth in Schedule "A" to this Certificate and Agreement. Each Share purchased by a General Partner will be held in such person's capacity as a General Partner and not as a Limited Partner.

         Except as provided in this Section, no General Partner has agreed to make any contributions in addition to that required as a condition to admission as a General Partner, or to lend additional funds to the Partnership.


         5.3  CONTRIBUTIONS BY THE LIMITED PARTNERS.

                  (a) Except to the extent a Limited Partner hereafter elects to participate in an income and/or capital gains reinvestment program which may be offered by the Fund, no Limited Partner has agreed to make any additional contributions to or to lend additional funds to the Fund, and no Limited Partner shall be liable for any additional assessment therefor.



         5.4 ALLOCATION OF FUND INCOME, GAINS, LOSSES, DEDUCTIONS AND CREDITS AMONG THE SHARES. All items of Fund income, gain, loss, deduction and credit during each taxable year of the Fund shall be computed for the Fund in accordance with generally accepted accounting principles applicable to regulated investment companies.


                                   ARTICLE VI

                   DISTRIBUTIONS AND RETURNS OF CONTRIBUTIONS

         6.1 IN GENERAL. Distributions of cash or other property may be made by the Managing General Partners in accordance with this Article: (a) with respect to net income and net realized capital gains of the Fund; (b) in connection with redemption of Shares; and (c) upon dissolution of the Fund. However, all such distributions shall be in proportion to the number of Shares held and without regard to the dollar amount of contributions received with respect thereto.


         6.2 DISTRIBUTIONS WITH RESPECT TO INCOME AND NET REALIZED CAPITAL GAINS. The Managing General Partners shall determine the amounts with respect to net investment income and net realized capital gains, if any, to be distributed to the Shareholders and the times when such distributions shall be made. Except as otherwise provided in this Certificate and Agreement, such amounts shall be distributed equally among the Shares outstanding. For purposes of such distributions, a person will be deemed to be a Shareholder if such person's interest is recorded on the books of the Fund maintained for that purpose on the record date determined for such distribution.

         6.3  DISTRIBUTIONS IN CONNECTION WITH REDEMPTION OF SHARES.


                  (a) Subject to the requirement stated in Section 3.11 that each General Partner own at least one Share, and to the limitations of Sections 6.3(b) and (d) below, a Shareholder may elect to redeem any or all of the Shares held by him of record at the Net Asset Value Per Share next computed after receipt by the Fund (or by a person designated by the Fund for such purpose) of a written request for redemption. The request must be accompanied by either the certificates representing the Shares to be redeemed, if certificates have been issued, or a stock power, duly endorsed by the record Holder(s) with signature(s) guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Except as otherwise provided in this Section 6.3(a) and except to the extent Shares are redeemed for cash pursuant to a Systematic Withdrawal Plan described in Section 6.3(e) below, payments upon redemption may be made in cash, in any portfolio securities or in any combination thereof, in the sole discretion of the Managing General Partners. Securities which are subject to a legal or contractual restriction on their resale by the Fund ("restricted securities") will not be distributed in redemption of Shares.


                  (b) The Managing General Partners may suspend redemptions and defer payment of the redemption price during any period that the determination of Net Asset Value Per Share is suspended pursuant to Section 11.1(g).

                  (c) No Holder shall be entitled to receive the return of any part of the contribution with respect to his Shares unless all liabilities of the Partnership, except liabilities to General Partners and to Limited Partners on account of their contributions, have been paid or there remains property of the Fund sufficient to pay them.

                  (d) Each Shareholder, by becoming a Shareholder: (i) agrees that payment of the redemption price as determined hereunder with respect to a Share owned by him as reflected in this Certificate and Agreement constitutes full and complete discharge of any obligation of the Fund and the General Partners with respect to his interest in the Fund represented by such Share, including, without limitation, any right to the return of contribution represented by such Share, and that, upon such redemption, he shall have no further rights with respect to such share; (ii) agrees that the date upon which Net Asset Value is computed for purposes of redeeming a Share shall constitute the date specified in this Certificate and Agreement for the return of the contribution with respect to such Shares for purposes of the Partnership Act; and (iii) consents to the redemption of any Share in accordance with the provisions of this Certificate and Agreement.


                  (e) The Managing General Partners may in their discretion adopt a Systematic Withdrawal Plan (the "Plan") pursuant to which a Shareholder electing to participate in the Plan will receive in cash as a partial redemption of his Shares a stipulated percentage of the net asset value of such Shares as of the close of trading on the New York Stock Exchange on such day or days as the Managing General Partners may determine. The Managing General Partners may in their sole discretion determine from time to time the percentage to be paid to Plan participants, the amount of any fees or other service charges which may be imposed upon participants, and such other matters as are necessary or advisable in connection with the implementation and administration of the Plan.


         6.4 DISTRIBUTIONS UPON WINDING UP OF THE FUND. Upon the dissolution of the Fund pursuant to Section VIII, the Managing General Partners, or trustee, if one is appointed, shall proceed to wind up the affairs for the Fund and to liquidate its assets as promptly as is consistent with obtaining fair value. The proceeds from such liquidation of the Fund assets shall be applied and distributed in the following order of priority:

                  (a) to the payment of debts and liabilities of the Fund (other than any loans or advances which may have been made by any of the Partners to the Fund) and the expenses of liquidation;

                  (b) to create any reserve which the Managing General Partners or trustee may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Fund. Such reserve shall be paid over by the Managing General Partners or trustee to a bank or trust company to act as escrow agent selected by the Managing General Partners or trustee. Any such escrow agent shall hold such reserves for payment of any of the aforementioned contingencies, and, at the expiration of such period as the Managing General Partners or trustee designate, shall distribute the balance thereafter remaining in the manner hereinafter provided;

                  (c) to the repayment of any loans or advances that may have been made by any of the Partners to the Fund, but if the amount available for such repayment shall be insufficient, then pro rata on account thereof; and

                  (d) the balance, if any, pro rata among the Shareholders in proportion to the number of Shares held by them at the record date for any such distribution.

         When the Managing General Partners have complied with the foregoing distribution plan (including payment over to the escrow agent), the Partners shall execute, acknowledge, and cause to be filed a cancellation of this Certificate and Agreement.

         6.5  RETURNS OF CONTRIBUTION.


                  (a) Except upon dissolution of the Fund or the earlier effective date of any redemption of the Shares of a Holder pursuant to Section
6.3 above (which shall be the date specified in this Certificate and Agreement for return of contributions pursuant to the Partnership Act), no Partner has the right to demand return of any part of his contribution. The Managing General Partners may, however, from time to time, elect to make returns of contributions to Shareholders, provided that: (i) all liabilities of the Fund to persons other than shareholders have been paid or, in the good faith determination of the Managing General Partners, there remains property of the Fund sufficient to pay them; (ii) the consent, expressed or implied, of all of the Partners is obtained; and (iii) the Managing General Partners cause this Certificate and Agreement to be amended to reflect a reduction in contributions.

                  For purposes of the foregoing provisions, the condition of subpart (ii) shall have been satisfied if such return of contribution is effected by a distribution made pro rata to all of the Shareholders based upon the number of Shares held by each of them, or upon the redemption of Shares pursuant to the authority of Section 6.3 above. Each Partner, by becoming such, consents to any such distribution theretofore or thereafter duly authorized and made in accordance with the foregoing provisions.

                  (b) In the event subparts (i) and (ii) of part (a) above are satisfied, the Managing General Partners agree to cause an appropriate amendment to this Certificate and Agreement to be promptly filed.

                  (c) In return for his contribution, subject to the provisions of Section 6.3 above, a Shareholder may receive cash or other property at the sole discretion of the Managing General Partners, but a Shareholder has no right to demand return of his contribution other than in cash.


                                   ARTICLE VII

                 PARTNERS' RIGHTS TO VOTE UPON MATTERS AFFECTING
           THE BASIC STRUCTURE OF THE FUND: EXERCISE OF VOTING RIGHTS


         7.1 VOTING RIGHTS OF PARTNERS. Subject to the provisions of Section 4.3 and 4.4 above, the Managing General and Limited Partners shall have in proportion to the numbers of Shares held of record by them, voting, approval, consent or similar rights with respect to the following matters affecting the basic structure of the Partnership, which include the voting, approval, consent or similar rights required under the 1940 Act for voting security holders:



                  (a) the right to remove General Partners and to elect General Partners;



                  (b) the right to approve or disapprove of proposed changes in the investment limitations and policies;


                  (c) the right to approve or disapprove of a proposed change in the nature of the Fund's business so as to cease to be an investment company;

                  (d) the right to approve or disapprove of any investment advisory contract or the termination of such a contract entered into by the Managing General Partners pursuant to
         Section 3.3(e) above;

                  (e) the right to ratify or reject the appointment of and to terminate employment of the independent public accountants of the Fund to the extent required by the 1940 Act or other applicable law;

                  (f) the right to approve or disapprove the sale of all or substantially all of the assets of the Fund;


                  (g) the right to amend this Certificate and Agreement in any other respect; provided, however, that no such amendment shall conflict with the 1940 Act, so long as the Fund is registered thereunder, or affect the liability of the General Partners without their consent nor the limited liability of the Limited Partners as provided under Section
         4.4 above and provided further that the foregoing shall not preclude amendments to this Certificate and Agreement without the vote of the Partners to the extent permitted in Article IX below; and


                  (h) The right to elect to wind up and dissolve the Fund.

Limited Partners shall not have the right to vote on any other matters.

         7.2 MEETINGS OF THE PARTNERS. An annual meeting of the Partners for the election of General Partners, the ratification or rejection of the appointment of the independent public accountants of the Fund or other business is not required to be held unless required by applicable law or otherwise determined by the Managing General Partners. Any such meetings shall be held at the statutory office of the Fund in California, or at such other place as may be designated in the call thereof, which call shall be made by the Managing General Partners. Special meetings may also be called by the Managing General Partners from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Partners as herein provided.

         7.3 QUORUM AND REQUIRED VOTE AT MEETINGS OF THE PARTNERS. Partners holding a majority of the Shares entitled to vote present or represented by proxy shall be a quorum for the transaction of business at a Partners' meeting, but any lesser number shall be sufficient for adjournments.


         Each Partner shall have one vote for each Share standing of record in such Partner's name as of the record date set forth in the notice of meeting. A majority of the Shares voted at a meeting at which a quorum is present shall constitute action on the Partners, except:

                  (a) that in the election of General Partners, those candidates receiving the highest number of votes cast at a meeting of Partners at which a quorum is present, up to the number of General Partners to be elected, shall be elected as General Partners of the Fund; there shall be no cumulative voting in election of General Partners;

                  (b) that approval of matters referred to in (b), (c) and (d) and the termination of the employment of independent public accountants referred to in (e) of paragraph 7.1 above shall require a Majority Shareholder Vote; and

                  (c) where a larger vote, if any, is otherwise required by provision of this Certificate and Agreement.

         Shares may be voted at a meeting of Partners in person or by proxy duly executed by the Partner(s) holding the Shares of record on the record date for such meeting fixed by the Managing General Partners as provided in Section 10.4. All such proxies shall be filed with the Fund before or at the meeting. No such proxy shall be valid after eleven months from the date of its execution. The law of California pertaining to corporate proxies will govern all Partnership proxies. Notwithstanding that a valid proxy is outstanding, powers of the proxy holder will be suspended if the person executing the proxy is present at the meeting and elects to vote in person.

         7.4 ACTION BY WRITTEN CONSENT. Any action taken by Partners may be taken without a meeting if all of the Partners entitled to vote on the matter consent to the action in writing and such written consents are filed with the records of the meetings of Partners. Such consent shall be treated for all purposes as a vote taken at a meeting of Partners.


                                  ARTICLE VIII

                        TERM AND DISSOLUTION OF THE FUND

         8.1 TERM. The Term of this Partnership shall commence as of March 25, 1976, the date of the initial filing of this Certificate and Agreement with the County Recorder in the County of Los Angeles, of the State of California, as required by the Partnership Act, and shall continue in existence until December 31, 2071, on which date it shall commence dissolution, unless it is sooner dissolved as hereinafter provided.

         8.2 EVENTS CAUSING EARLIER DISSOLUTION OF THE FUND. The Fund shall commence dissolution, and the affairs of the Fund shall be wound up, prior to the date specified above, upon the happening of any of the following events:

                  (a) the Fund disposes of all of its assets; or

                  (b) if a Managing General Partner has not filed an amendment to this Certificate and Agreement evidencing his determination to continue the business of the Partnership within One Hundred and Eighty
         (180) days after the death, retirement or insanity of a General Partner; or


                  (c) partners holding a majority of the Shares vote to dissolve the Fund.


         The Limited Partners shall have no right or power to cause the termination or dissolution of the Partnership except as set forth in this Certificate and Agreement. No Limited Partner shall have the right to bring an action for partition against the Partnership.

         8.3 RIGHT OF GENERAL PARTNERS TO CONTINUE THE BUSINESS OF THE FUND IN CERTAIN EVENTS. The death, retirement or insanity of a General Partner shall not dissolve the Partnership. In any such event the business of the Partnership shall continue pending the election to continue the business of the Fund contemplated in this Section or the exercise of the rights of the Partners provided in Section 8.4 below.


         After the death, retirement or insanity of a General Partner, any remaining Managing General Partner shall have the right to elect to continue the business of the Fund. If a remaining Managing General Partner so elects to continue the Fund, within thirty (30) days after such event he shall execute and cause to be filed an appropriate amendment to this Certificate and Agreement to evidence such election. If no remaining Managing General Partner is willing to continue the business of the Partnership, then prior to the expiration of such thirty-day period, the remaining Managing General Partners shall (or, if there is no Managing General Partner then acting, any Partner or Partners owning 10% or more of the Shares then outstanding) shall, within one hundred and twenty
(120) days of such event, call a meeting of the Partners for the purpose of exercising the rights provided in Section 8.4 below.

         8.4 RIGHT OF THE PARTNERS TO PROVIDE FOR CONTINUATION OF THE BUSINESS OF THE FUND IN CERTAIN EVENTS. In the event that: (a) at any time the status and interest of all Managing General Partners has terminated by virtue of any of the events or circumstances specified in Section 3.8 of this Certificate and Agreement; or (b) the Managing General Partner(s) remaining after the death, retirement or insanity of a General Partner do not elect to continue the Fund (which failure to elect to continue the Fund shall constitute an election to retire pursuant to Section 3.8(a)(4) above), then, to the extent permitted by the Partnership Act, the Partners shall have the right to elect a successor Managing General Partner or Partners who shall have the authority to elect to continue the business of the Fund under its present name. Any such successor Managing General Partner shall have all of the rights and powers, and be subject to all of the duties and obligations of a Managing General Partner provided in this Certificate and Agreement.


                                   ARTICLE IX

                      FUND DOCUMENTATION; AMENDMENT OF THE
                  CERTIFICATE AND AGREEMENT; POWER OF ATTORNEY

         9.1 CERTIFICATE AND AGREEMENT AND OTHER DOCUMENTATION. This Certificate and Agreement shall constitute a Certificate of Limited Partnership within the meaning of the Partnership Act, and the Managing General Partners shall promptly cause it to be filed and recorded in accordance with the Partnership Act in the County of the location of the Fund's statutory office, and to the extent required by local law, in the appropriate place in each state in which the Fund may hereafter establish a place of business.


         9.2 EVENTS REQUIRING AMENDMENT OF CERTIFICATE AND AGREEMENT. This Certificate and Agreement shall be promptly amended, as hereafter provided, upon the occurrence of any of the following events: (a) there is a change in the name of the Fund; (b) there is a change in the street address of the principal executive office; (c) there is a change in the address of a General Partner or a change in the address of the agent for service of process, unless a corporate agent is designated, or appointment of a new agent for service of process; (d) a person is admitted as a General Partner; (e) a General Partner retires, dies or becomes insane, and the business is continued as permitted by Article VIII; (f) there is a false or erroneous statement in this Certificate and Agreement; (g) the Partners desire to make a change in any other statement in this Certificate and Agreement in order that it shall accurately represent the agreement among them; or (h) there is a change in the right to vote upon any of the matters described in Article VII.



         9.3 PARTNERSHIP AUTHORIZATION. Each of the Limited Partners hereby makes, constitutes and appoints the Managing General Partners of the Partnership or any of them and each person who shall hereafter become a Managing General Partner, with full power of substitution, the true and lawful attorney of, and in the name, place and stead of such Limited Partner, with the power from time to time to execute, acknowledge, make, swear to, verify, deliver, record, filed and/or publish: (a) this Certificate and Agreement of Limited Partnership under the laws of the State of California or any other jurisdiction, any amendment to any such Certificate and Agreement of Limited Partnership (including, but not limited to, amendments reflecting the withdrawal of any General Partner or the return, in whole or in part, of the contribution of any Partner) or any other document required from time to time to admit such Limited Partner, to effect his substitution as a Limited Partner or to effect the substitution of the Limited Partner's assignee as a Limited Partner as to any or all shares of limited partnership interest assigned to such assignee; (b) any amendments to this Certificate and Agreement or any other document required to reflect any action of the Partners provided for in this Certificate and Agreement whether or not such Limited Partner voted in favor of or otherwise consented to such action; and (c) any other instrument, certificate or document as may be required by any regulatory agency, the laws of the United States, any state or any other jurisdiction in which the Fund is doing or intends to do business or which the Managing General Partners deem advisable to file or record, provided such instrument, certificate or document is in accordance with the terms of this Certificate and Agreement as then in effect.


         Each of the General Partners hereby makes, continues and appoints the Managing General Partners and any one of them and each person who shall hereafter become a Managing General Partner, and additionally appoints the transfer agent and any successor transfer agent employed by the Fund, with full power of substitution, the true and lawful attorney of, and in the name, place and stead of such General Partner, with the powers from time to time to execute, acknowledge, make, swear to, verify, deliver, record, file and/or publish the documents specified or contemplated by subparts (a), (b) and (c) of the preceding paragraph.

         Each of the Limited Partners is aware that the terms of the Certificate and Agreement permit certain amendments of the Certificate and Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Partnership, in each case with the approval of less than all the Limited Partners, provided that a specified percentage of Partners shall have voted in favor of or otherwise consented to such action. Such actions include, without limitation, admission of new General Partners duly elected at meetings of the Partners. If, as and when (i) an amendment of the Certificate and Agreement is proposed or an action is proposed to be taken or omitted by or with respect to the Partnership which requires, under the terms of the Certificate and Agreement, the approval of a specified percentage in interest (but less than all) of the Partners, (ii) Partners holding the percentage of Partnership interests in the Partnership specified in the Certificate and Agreement as being required for such amendment or action have approved such amendment or action in the manner contemplated by the Certificate and Agreement; and (iii) a Limited Partner has failed or refused to approve such amendment or action (hereinafter referred to as a non-consenting Limited Partner), each non-consenting Limited Partner agrees that each special attorney specified above, with full power of substitution, is hereby authorized and empowered to execute, acknowledge, make, swear to, verify, delivery, record, file and/or publish, for and on behalf of such non-consenting Limited Partner, and in his name, place and stead, any and all instruments and documents which may be necessary or appropriate to permit such amendment to be lawfully made or action lawfully taken or omitted. Each consenting and non-consenting Limited Partner is fully aware that he and each other Limited Partner have executed this special power of attorney, and that each Limited Partner will rely on the effectiveness of such powers with a view to the orderly administration of the Partnership's affairs.

         The foregoing grant of authority (i) is a special power-of-attorney coupled with an interest in favor of the Managing General Partners now and hereafter acting and as such shall be irrevocable and shall survive the death or insanity (or, in the case of a Limited Partner that is a corporation, association, partnership, joint venture or trust, the merger, dissolution or other termination of the existence) of such Limited Partner, (ii) may be exercised for each Limited Partner by a facsimile signature of any Managing General Partner or by listing all of the Limited Partners executing any instrument with a single signature of any Managing General Partner acting as attorney-in-fact for all of them, (iii) shall survive the assignment by such Limited Partner of the whole or any portion of his interest, and (iv) shall survive the redemption by the Limited Partner of the whole or any portion of his interest as provided in section 6.3 hereof, provided that where all of such Limited Partner's interest is so redeemed, the power of attorney shall survive such redemption for the sole purpose of enabling a Managing General Partner to execute, acknowledge and file any instrument necessary to effect the deletion of such person as a Limited Partner.



         9.4 POWER OF ATTORNEY BY SUBSTITUTED OR ADDITIONAL LIMITED PARTNERS. As a condition to effectiveness of any assignment of Shares and to becoming a Limited Partner, each original purchaser or assignee of Shares shall execute and deliver to the Managing General Partners one or more Partnership Authorizations, including a power-of-attorney in form acceptable to the Managing General Partners and in content substantially in accordance with the foregoing provisions of Section 9.3, which shall similarly be irrevocable during the period specified above.



         9.5 AMENDMENTS REQUIRING SIGNATURE BY LESS THAN ALL LIMITED PARTNERS. Anything herein to the contrary notwithstanding, any amendment to this Certificate and Agreement substituting or adding a Partner may be signed by any Managing General Partner and by the person to be substituted or added as a Partner. The execution of any such amendment on behalf of a Limited Partner or any proposed substituted or added Limited Partner may be effected by his attorney-in-fact. An amendment reflecting the death, retirement or insanity of a General Partner and the election of a Managing General Partner to continue the business of the Fund pursuant to Article VIII above, need only be signed by any General Partner.


         9.6 AMENDMENTS REQUIRING SIGNATURE BY ALL PARTNERS. Any amendment to this Certificate and Agreement other than amendments described in Section 9.5 shall be signed by or on behalf of all Partners. The execution of any such amendment on behalf of a General or Limited Partner may be effected by his attorney-in-fact pursuant to Section 9.3 and 9.4.

                                    ARTICLE X

                          BOOK AND RECORDS, STATEMENTS
                           AND INCOME TAX INFORMATION

         10.1 FISCAL YEAR. The fiscal year of the Fund shall be the calendar year for financial reporting and for federal income tax purposes.

         10.2 RECORDS AND ACCOUNTING. At all times during the continuance of the Fund, books of account and records, which shall be adequate and appropriate for the Fund business, shall be kept on a basis consistent with the accounting methods followed by the Fund for federal income tax purposes and, where deemed appropriate, in accordance with generally accepted accounting principles and procedures applied in a consistent manner. Such books and records shall include such separate and additional accounts for each Partner and such records of each other Shareholder as shall be necessary to reflect accurately the rights and interest of its respective Shareholders and shall specifically reflect the name and address of each Shareholder and number of Shares held by him for the purpose of determining recipients of distributions and notices. Such books of account, a copy of this Certificate and Agreement and all amendments hereto, the Code of Regulations, all documents relating to the ownership and condition of title of Fund properties, and copies of all Fund tax returns shall be maintained by the Fund at all times during its operations, and each Partner shall have access to them and the right, at such Partner's expense, to inspect and copy them at all reasonable times upon reasonable notice to the Fund. In addition, each Partner shall have the right to receive by mail, upon written request to the Partnership, a copy of a list of the names and addresses of the Limited Partners and the number of Shares held by each of them, against reimbursement of the cost of duplicating and mailing the same.

         10.3 PERIODIC FINANCIAL STATEMENTS. The Fund shall cause certified annual and uncertified semiannual financial statements of the operations of the Fund to be prepared and forwarded to the Partners. The annual statements shall include a statement of assets and liabilities, statements of operations and changes in net assets, and such supporting statements or schedules as required by law or by the Managing General Partners.

         10.4 RECORD DATES. For the purpose of determining the Partners who are entitled to notice of, and to vote or act at any Meeting of Partners or any adjournment thereof, or the Shareholders who are entitled to receive payment of any dividend or of any other distribution, the Managing General Partners may from time to time, in advance, fix a time, which shall be not more than 50 days nor less than 10 days before the date of any

Meeting of Partners or the date for the payment of any dividend or of any other distribution, as the record date for determining the Partners having the right to notice of and to vote at such meeting and any adjournment thereof or Shareholders having the right to receive such dividend or distribution, and in such case only Partners or Shareholders of record, as appropriate, on such record date shall have such right, notwithstanding any transfer of shares on the books of the Fund after the record date; or without fixing such record date, the Managing General Partners may, for any of such purposes, close the register or transfer books for all or any part of such period.


         10.5 INCOME TAX INFORMATION. The Fund shall provide to each Shareholder on a timely basis annually information with respect to federal taxable income and gain.


         10.6 STATEMENT UPON WINDING UP OF THE FUND. As soon as possible after completion of the winding up of the Fund pursuant to Section 6.4 above, each Shareholder shall be furnished with a statement prepared by the Fund's accountants which shall set forth the assets and liabilities of the Fund as at the date of complete winding up.


                                   ARTICLE XI

                               GENERAL PROVISIONS

         11.1 DEFINITIONS. Whenever used herein, unless otherwise required by the context or specifically provided:

                  (a) The terms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Principal Underwriter" shall have the respective meanings given such terms in Sections 2(a)(3), 2(a)(4), 2(a)(7), 2(a)(19), and 2(a)(29) respectively of the 1940 Act; "Majority Shareholder Vote" shall mean "vote of a majority of outstanding voting securities" as defined in Section 2(a)(42) of the 1940 Act;

                  (b) "Certificate and Agreement" shall mean this Certificate and Agreement of Limited Partnership, as amended or restated from time to time;

                  (c) "Code of Regulations" shall mean the "Code of Regulations" of the Fund as amended from time to time;

                  (d) "General Partners" refers to the Managing General Partners named herein and any person who shall hereafter become a General Partner. "Managing General Partner" refers to the individuals designated as such in Section 3.1 and identified, from time to time, in Schedule "A" to this Certificate and Agreement;


                  (e) The pronouns "he," "his," "him," "it" or "who," with "Limited Partner" or "General Partner" as the antecedent shall be deemed to refer also to a Limited Partner or General Partner who is a woman, a partnership, a joint venture, an association, a corporation or a trust;


                  (f) "Limited Partners" shall mean the original Limited Partner and all other persons who shall hereafter be admitted to the Fund as additional Limited Partners or substituted Limited Partners, except those persons who (i) have redeemed all Shares of the Fund owned by them, or (ii) have been replaced by a substituted Limited Partner to the extent of their entire Limited Partnership Interest;


                  (g) "Net Asset Value Per Share." The Net Asset Value Per Share of the Fund shall be determined as of the close of trading on the New York Stock Exchange on each day on which the Exchange is open for trading (and at such other times as the Fund may determine). The Net Asset Value Per Share shall be computed by taking the total value of all assets of the Fund, less its liabilities and dividing by the number of Shares outstanding. Securities for which market quotations are readily available shall be valued at their current market values in the principal markets in which such securities are normally traded. Securities and other assets for which market quotations are not readily available (including restricted securities) shall be valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Managing General Partners.

                  The Partnership may suspend the determination of the Net Asset Value Per Share in the event the New York Stock Exchange is closed for other than customary weekends or holidays, or during periods when trading on the Exchange is restricted or an emergency exists which makes disposition or valuation of portfolio securities impractical, or during any other period permitted by order of the Commission.

                  (h) The "1940 Act" refers to the Investment Company Act of 1940, as amended, and the Rules and Regulations thereunder, all as amended from time to time; the "1933 Act" refers to the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, all as amended from time to time;

                  (i) "Partners" shall mean collectively the General Partners and the Limited Partners. Reference to a "Partner" shall mean any one of the Partners.

                  (j) "Partnership" or the "Fund" refers to this Limited Partnership formed under the law of the State of California and established by this Certificate and Agreement, as amended from time to time.


                  (k) The "Partnership Act" refers to The California Revised Limited Partnership Act as enacted by the State of California and hereafter amended, set forth presently at Sections 15611 and following, of the Corporations Code of the State of California;


                  (l) "Person" means an individual, partnership, joint venture, association, corporation or trust;

                  (m) "Shareholder" or "Holder" means a holder of Shares, whether a General Partner, Limited Partner or assignee of any of them, but only to the extent such person's interest is recorded on the books of the Fund maintained for such purpose either by the Fund or by its appointed transfer or similar agent.

                  (n) "Shares" shall mean the equal proportionate units into which the Partnership Interests of the Fund shall be divided from time to time as provided in Section 5.1 of this Certificate and Agreement.

         11.2 INDEPENDENT ACTIVITIES. Each Partner reserves the right to conduct activities similar to those conducted by the Fund, including buying or selling securities for his own account or for others.


         11.3 CUSTODIAN. All assets of the Partnership shall be held by a Custodian as required by the 1940 Act, and may be registered in the name of the Partnership or such custodian or a nominee thereof.


         11.4 BENEFIT. Except as herein otherwise provided to the contrary, this Certificate and Agreement shall be binding upon and inure to the benefit of the parties signatory hereto, and their respective heirs, executors, guardians, representatives, successors and assigns.

         11.5 NONRECOURSE CREDITORS. No creditor making a nonrecourse loan to the Partnership shall, by reason thereof, acquire any direct or indirect interest in the profits, capital or property of the Partnership other than as a secured creditor.


         11.6 NOTICES. All notices required or permitted to be given under this Certificate and Agreement shall be in writing and shall be given to the parties at the addresses set forth in Schedule "A" to this Certificate and Agreement and to the Fund at its statutory office in California, or at such other address as any of the parties may hereafter specify in writing to the Fund.



         11.7 CAPTIONS. Paragraph titles or captions contained in this Certificate and Agreement are inserted only as a matter of convenience and for reference and in on way define, limit, extend or describe the scope of this Certificate and Agreement or the intent of any provision hereof.



         11.8 CERTIFICATE AND AGREEMENT IN COUNTERPARTS. This Certificate and Agreement may be executed in several counterparts, and as so executed, shall constitute one Certificate and Agreement, binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.



         11.9 AGENT FOR SERVICE OF PROCESS. The Managing General Partners shall take whatever action is necessary to designate an agent at the Fund's office in California upon whom service of process upon the Fund may lawfully be made.



         11.10 PRINCIPLES OF CONSTRUCTION; SEVERABILITY. This Certificate and Agreement shall be construed to the maximum extent possible to comply with all of the terms and conditions of the 1940 Act and the Partnership Act. If, nevertheless, it shall be determined by a court of competent jurisdiction that any provision or wording of this Certificate and Agreement shall be invalid or unenforceable under the 1940 Act, the Partnership Act or other applicable law, such invalidity or unenforceability shall not invalidate the Certificate and Agreement. In that case, the Certificate and Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of such law, and in the event such term or provision cannot be so limited, this Certificate and Agreement shall be construed to omit such invalid or unenforceable provision.


         11.11 CALIFORNIA LAW. This Certificate and Agreement is made in the State of California, and it is created under and is to be governed by and construed and administered according to the laws of said state.



         11.12 INTEGRATED AGREEMENT. This Certificate and Agreement constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and there are no agreements, understandings, restrictions, representations or warranties among the parties other than those set forth herein.

                                  SCHEDULE "A"


                  NAMES, PLACES OF RESIDENCE, NUMBER OF SHARES
                   OF PARTNERSHIP INTEREST, AND CONTRIBUTIONS
                                     OF THE
                                GENERAL PARTNERS



                            MANAGING GENERAL PARTNERS


                                                                Shares of
   Names and Address                                      Partnership Interest

G. Willing Pepper                                                  500
128 Springton Lake Road
Media, Pennsylvania

Robert R. Fortune                                               4,337.584
2920 Ritter Lane
Allentown, Pennsylvania 18104

David R. Wilmerding, Jr.                                          1.933
Gee, Wilmerding & Associates,
Inc.
Villanova, PA  19085-1445

 Richard C. Caldwell
 PNC Bank, N.A.
 1600 Market Street
 29th Floor
 Philadelphia, PA  19103

 Langhorne B. Smith
 Claniel Enterprises, Inc.
 Suite 400
 630 West Germantown Pike
 Plymouth Meeting, PA  19462

                                                                       EXHIBIT B

                               ADVISORY AGREEMENT

        AGREEMENT, dated _________________ between CHESTNUT STREET EXCHANGE FUND, a California Limited Partnership ("Fund"), and PNC BANK, N.A., a national banking association ("PNC"), and PROVIDENT INSTITUTIONAL MANAGEMENT CORPORATION ("PIMC"), a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940 and wholly-owned by PNC.

        WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940; and

        WHEREAS, the Fund desires to retain PNC and PIMC to render investment advisory and administrative services to the Fund, and PNC and PIMC are willing to render such services;

        NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

        1. DELIVERY OF DOCUMENTS. The Fund has previously furnished PNC with copies properly certified or authenticated of each of the following:

           (a) The Fund's Restated Certificate and Agreement of Limited Partnership dated August 16, 1976 and recorded in California on August 16, 1976 and all subsequent restatements and amendments thereto. Such Restated Certificates and Agreement of Limited Partnership, as presently in effect and as it may hereinafter from time to time be restated or further amended, is hereinafter referred to as the "Certificate of Limited Partnership";

           (b) The Fund's Code of Regulations, as amended, (such Code, as presently in effect and as it may hereinafter from time to time be amended, is hereinafter referred to as the "Code");

           (c) Resolutions of the Managing General Partners of the Fund authorizing the appointment of the Advisers and approving this Agreement; and

           (d) An Order of the Securities and Exchange Commission, dated November 9, 1976, exempting the Fund from certain provisions of Sections 2(a)(3), 2(a)(19), 18(f) and 22(e) of the Investment Company Act of 1940, and exempting the Non-Managing General Partner of the Fund from certain provisions of Section 17(a) of the Act.

     The Fund agrees to furnish PIMC from time to time with copies, properly certified or authenticated, of any amendments or supplements to the foregoing.

     2. APPOINTMENT. The Fund hereby appoints PNC and PIMC to act an investment advisers to the Fund for the period and on the terms set forth in this Agreement. The PNC and PIMC are sometimes hereinafter referred to collectively as "the Advisers." The Advisers accept such appointment and agree that the services herein set forth shall be rendered for the compensation herein provided.

     3. SERVICES RENDERED BY PNC. Subject to the supervision of the Managing General Partners of the Fund, PNC, through its Trust Division and on behalf of the Fund, will provide PIMC investment research and credit analysis concerning prospective and existing Fund investments, make recommendations to PIMC with respect to the Fund's continuous investment program, recommend to PIMC the portion of the Fund's assets to be invested or held uninvested in cash or cash equivalents, supply PIMC computer facilities and operating personnel, and provide certain statistical services as PIMC may from time to time reasonably request. PNC will provide the services rendered by it hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and as they may hereafter be amended. PNC further agrees that it:

          (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          (b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission (hereinafter called the "Rules"), and will in addition conduct its activities under this Agreement in accordance with the regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies to the same extent as if such regulations were by their terms applicable to its activities hereunder;

          (c) will not invest its assets or assets of any fiduciary account managed by it in Shares of the Fund, make loans for purposes of purchasing or carrying such Shares or make loans to the Fund;

          (d) will maintain or cause PIMC to maintain all books and records with respect to the Fund's securities transactions and shall keep or shall cause PIMC to keep the Fund's books of account;

          (e) will render to the Fund's Managing General Partners such periodic and special reports as the Board may request;

          (f) will maintain its policy and practice of conducting its Trust Division independently of its Commercial Division. In making investment recommendations for the Fund, Trust Division personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of the Commercial Division. In dealing with commercial customers, the Commercial Division will not inquire or take into consideration whether securities of those customers are held by the Fund; and

        4. SERVICES PROVIDED BY PIMC. Subject to the supervision of the Managing General Partners of the Fund, PIMC will provide a continuous investment program for the Fund's portfolio, including investment research and management with respect to all securities and investments and cash and cash equivalents in the portfolio. PIMC will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and what portion of its assets will be invested or held uninvested in cash or cash equivalents. PIMC will provide the services rendered by it hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and as they may hereafter be amended. PIMC further agrees that it:

          (a) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, PIMC will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, with the execution and price offered by two or more brokers or dealers are comparable, PIMC may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Fund with research advice and other services. In no instance will portfolio securities be purchased from or sold to PNC, PIMC or any affiliated person thereof;

          (b) will conform with all applicable Rules, and will in addition conduct its activities under this Agreement in accordance with the regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies to the same extent as if such regulations were by their terms applicable to the activities of PIMC;

          (c) will not invest its assets or the assets of any accounts advised by it in Shares of the Fund, make loans for the purpose of purchasing or carrying Shares, or make loans to the Fund; and

          (d) will compute the net asset value and the net income of the Fund on each business day as described in the Prospectus or as more frequently requested by the Fund.

     5. SERVICES NOT EXCLUSIVE. The investment advisory services rendered by PNC and PIMC hereunder are not to be deemed exclusive, and PNC and PIMC shall be free to render similar services to others so long as their services under this Agreement are not impaired thereby.

     6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 of the Rules, the Advisers hereby agree that all records which they maintain for the Fund are property of the Fund and further agree to surrender promptly to the Fund any of such records upon the Fund's request. The Advisers further agree to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by Rule 31a-1 of the Rules.

     7. EXPENSES. During the term of this agreement, the Advisers will pay all expenses incurred by them in connection with their activities under this Agreement other than the cost of (including brokerage commissions, if any) securities purchased for the Fund.

     In addition, if the expenses borne by the Fund in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which the Shares are registered or qualified for sale to the public, the Advisers shall reimburse the Fund for any excess up to the amount of the fees payable to PIMC during such fiscal year pursuant to paragraph 8 hereof.

     8. COMPENSATION. For the services provided hereunder by PNC and PIMC and the expenses assumed pursuant to this Agreement, the Fund will pay PIMC, and PNC and PIMC will accept as full compensation therefor, a fee computed daily and paid monthly at the annual rate of 4/10 of 1% of the first $100,000,000 of the Fund's net assets, plus 3/10 of 1% of net assets exceeding $100,000,000.

     9. LIMITATION OF LIABILITY OF THE ADVISORS. The Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence by either of them in performance of their duties or from reckless disregard by either of them of their obligations and duties under this Agreement.

     10. DURATION AND TERMINATION. This Agreement shall become effective on January 1, 1998 or the date upon which it is approved by a majority of the outstanding voting securities of the Fund at a meeting of Partners, whichever is later. Unless sooner terminated as provided herein, this Agreement shall continue until March 31, 1999. Thereafter, if not terminated, this Agreement shall continue for successive annual periods ending on March 31, provided, such continuance for successive annual periods is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Managing General Partners of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Managing General Partners of the Fund or by vote of a majority of the outstanding voting securities of the Fund, provided however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Managing General Partners of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the Advisers, or the Advisers at any time, without payment of any penalty, on 90 days' written notice to the Fund. This Agreement will terminate automatically in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the Investment Company Act of 1940.)

     11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities.

     12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

     13. NO PERSONAL LIABILITY. The persons executing this Agreement on behalf of the Fund have executed the Agreement as Managing General Partners or officers of the Fund and not individually. The obligations of the Fund hereunder and any liabilities or claims in connection therewith are not binding upon any of the Limited Partners of the Fund individually, but are binding only upon the assets and property of the Fund.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


Attest:                                 PNC BANK, N.A.


__________________________________      By:__________________________________
[corporate seal]

                                        PROVIDENT INSTITUTIONAL
Attest:                                 MANAGEMENT CORPORATION


__________________________________      By:__________________________________
[corporate seal]


Attest:                                 CHESTNUT STREET EXCHANGE FUND


__________________________________      By:__________________________________

                               FORM OF PROXY CARD

                         CHESTNUT STREET EXCHANGE FUND



     THIS PROXY IS SOLICITED BY THE MANAGING GENERAL PARTNERS OF CHESTNUT STREET EXCHANGE FUND (THE "FUND") FOR USE AT THE ANNUAL MEETING OF PARTNERS TO BE HELD ON DECEMBER 18, 1997 AT 3:00 P.M. (EASTERN TIME) IN THE FOURTH FLOOR CONFERENCE ROOM, BELLEVUE PARK CORPORATE CENTER, 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

     The undersigned hereby appoints Edward J. Roach and Vernon Stanton, Jr., and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and all adjournments thereof, all units of partnership interest held of record by the undersigned on the record date for the Meeting, upon the following matters, and upon any other matter which may properly come before the Meeting, at their discretion.

     1. Proposal to approve an Amended and Restated Certificate and Agreement of Limited Partnership.

          _______FOR       _______AGAINST       _______ABSTAIN

     2.   Election of General Partners:  Richard C. Caldwell
                                         Robert R. Fortune
                                         G. Willing Pepper
                                         David R. Wilmerding, Jr.
                                         Langhorne B. Smith

          _______FOR all nominees listed above (except as marked to the contrary)

          _______WITHHOLD AUTHORITY to vote for all nominees listed above

                 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME ON THE LINE PROVIDED BELOW.)


                    ____________________________________________

     3. Proposal to approve a New Investment Advisory Agreement.



        ___ FOR                 ___ AGAINST             ____ABSTAIN



     4. Proposal to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the Fund for its fiscal year ending December 31, 1997.


        ___ FOR                 ___ AGAINST             ____ABSTAIN


     5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.



     Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF GENERAL PARTNERS AND FOR PROPOSALS 1, 3, 4 AND 5 ABOVE.


                                PLEASE SIGN, DATE AND RETURN PROMPTLY. RECEIPT OF NOTICE OF ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.


                                ______________________________________________

                                Sign here exactly as name(s) appear(s) on left


                                Date: ________________________________________

                                IMPORTANT -- Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.